CHAIRMAN AND PRESIDENT'S LETTER

To Investors in the Dean Family of Funds:
Thank you for choosing the Dean Family of Funds to help you achieve your long-term investment objectives. We are disciplined value managers and we continue to emphasize our value philosophy. Value's ability to perform better than the market was generally noteworthy during the Fund's two most recent fiscal years when volatility in the stock market was such an everyday occurrence.

We believe that the stock market over time rewards investors for adhering to a disciplined, research-intensive value investment strategy. Our process for analyzing individual companies within the framework of an economic outlook provides opportunities over time for return without increasing the levels of risk.

Please read on as we summarize the events of the last year and share our macro outlook for the future. Following this letter are the individual reports from our portfolio managers that provide insights into the investment discipline and holdings for each of our Funds.

Market Review
March 31, 2002 not only marked the end of our fiscal year, but also the two year anniversary since the major market averages peaked in March of 2000. Since that time, we have witnessed considerable declines in the prices of many stocks. The recent twelve months showed relatively flat returns as the S&P 500 rose 0.24% and the NASDAQ rose 1.47%.

Last year, as we wrote our letter to you, we were cautiously optimistic about the direction of the overall market as the Federal Reserve's interest rate reductions were expected to re-ignite economic growth. The tragedies of September 11th pushed back the economic recovery to early 2002 as GDP reports indicate the economy has begun to grow again.

Last year, we reminded our investors of the most important tenet of investing:
Emotions drive stock prices over the short-term, fundamentals and valuations drive stock prices over the long-term. The market's reaction to September 11th once again showed the importance of staying disciplined as our Funds took stock allocations higher. This opportunistic buying benefited returns.

The bankruptcies of Enron and Kmart rippled through the stock market affecting the stock prices of many companies. Volatility increased once again and caused many investors to ignore long-term fundamentals and valuations because of perceived concerns about short-term liquidity. We believe that our high-quality companies generating excess cash flow are not only short-term viable, but are long-term fundamentally undervalued.

Market Outlook
The economic recovery is expected to continue throughout the upcoming Funds' fiscal year. We expect this favorable economy to enable corporate profits to rise, driving stock market averages higher. We expect value to do better because value offers the most compelling ratio of reward to risk. We expect volatility to remain an everyday occurrence through at least the first half of the Funds' fiscal year.





Dennis D. Dean                                             Stephen M. Miller
Chairman of the Board and Chief Executive Officer          President
C. H. Dean & Associates, Inc.                              Dean Family of Funds

Dean Large Cap Value Fund

Performance Review
The Dean Large Cap Value Fund's Class A shares posted a return of 0.17% for the year ended March 31, 2002. The S&P 500 posted a return of 0.24% for the same period. The twelve-month period began with a recession and ended with the beginnings of an economic recovery. The wide swings in economic growth added to the high volatility of stocks as experienced in recent years.

Between the recession and the high profile bankruptcies of Enron and Kmart, investor nervousness had a strong impact on various industries and stocks. The Fund did not own either Enron or Kmart, but did own El Paso Corp. and Williams Companies, two of the largest natural gas pipeline companies. In comparison with business practices of Enron, El Paso and Williams do not generate revenues by trading a commodity such as natural, rather they generate revenues through the transportation and distribution of the physical commodity. This significant distinction did not prevent the two stocks from performing poorly in the second half of the Fund's fiscal year.

Following the tragedies of September 11, investors who stayed disciplined were rewarded as some rationality returned to the markets by late December of 2001. The expectation of a better economy by the end of the Fund's fiscal year enabled investors to be opportunistic and provided the entry point for profitable purchases.

 Not only did value as an investment approach do relatively well, but the stocks of high-quality successful companies such as found in the Fund did well. The Fund's position in Southwest Airlines and FedEx were initiated or added to as the airline and transport sectors were under great pressure following September
11. Both profitable positions were sold by the Fund's fiscal year-end. The health care sector performed well during the fiscal year and the Fund closed out its position in Guidant at a substantial gain while continuing to hold Wellpoint Health Networks at a substantial unrealized gain. Financial stocks such as Citigroup and Nationwide Financial and industrial stocks such as Textron performed well after late September.

Outlook
The economic recovery is expected to continue throughout the upcoming Fund fiscal year. We believe that the Fund is positioned to benefit from an economic expansion, but is not so aggressively positioned as to be dependent on it. Financial remain the largest single sector in the Fund and should benefit as the economic expansion leads to more demand for financial services and less likelihood for write-offs of loans. Energy is expected to benefit as the current rate of natural gas production in the U.S. should be less than the increased demand arising from the economic expansion and this lagging demand should lead to higher rates of activity in the sector.

We believe disciplined value investing was required to succeed during the difficult last two years and will continue to be a cornerstone in the management of the Fund.

 Date          $10,000 growth
      5/28/97          10,000.00
      3/31/98          13,478.40
      3/31/99          14,157.94
      3/31/00          15,054.93
      3/31/01          15,095.43
      3/31/02          15,757.48

Russell 1000 Index
Date           $10,000 growth
      5/28/97          10,000.00
      3/31/98          13,252.00
      3/31/99          15,460.27
      3/31/00          18,736.60
      3/31/01          14,474.58
      3/31/02          14,600.71

Dean Large Cap Value Fund
Date           Load Adjusted
      5/28/97           9,475.00
      3/31/98          11,759.94
      3/31/99          10,410.30
      3/31/00          10,866.04
      3/31/01          11,847.05
      3/31/02          11,867.30

                   *The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on May 28, 1997, and the initial public offering of Class C shares commenced on August 19, 1997. The performance table and the graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. **Total return above is presented with the effect of sales load or contingent deferred sales charges. Had the charges not been incurred, total returns would be as follows:

Average Annual Total Returns
                            1 Year           Since Inception*
Class A                0.17%                       4.75%
Class C               -0.52%                       2.10%

Dean Small Cap Value Fund

Performance Review
The Dean Small Cap Value Fund's Class A shares posted a return of 28.88% for the year ended March 31, 2002.

Between the recession and the high profile bankruptcies of Enron and Kmart, investor nervousness had a strong impact on the general stock market. Small cap value stocks as a group did very well for two major reasons. First, the expectation of an improving economy historically has tended to favor small companies. As the Fund's fiscal year came to a close, it appears the recession has ended and the historical relationship held true once again. Second, small companies have tended not to grow as much by acquiring other companies. Therefore, there have not been the accounting issues arise as seen for larger companies.

Following the tragedies of September 11, investors who stayed disciplined were rewarded as some rationality returned to the markets. The fears of a prolonged recession have been demonstrated to be incorrect. Purchases of successful companies, both having the ability to grow their business and valued as if they could not, have proven in general to be successful investments.

Not only did small cap value as an investment approach do relatively well, but the stocks of high-quality successful companies such as found in the Fund did well. For example, consumer stocks such as Ann Taylor and Nautica were purchased. Ann Taylor has since been sold at a substantial gain and Nautica is being retained at a substantial unrealized gain because of the continued undervalued assessment of the company. Financial company Triad Guaranty was added to and has risen substantially, although not to the targeted selling price. Food distributor Fleming has done very well since purchase as they have won new business.

Outlook
The economic recovery is expected to continue throughout the upcoming Fund fiscal year. We believe that the Fund is positioned to benefit from an economic expansion, but is not so aggressively positioned as to be dependent on it. Financial remain the largest single sector in the Fund and should benefit as the economic expansion leads to more demand for financial services and less likelihood for write-offs of loans. Energy is expected to benefit as the current rate of natural gas production in the U.S. should be less than the increased demand arising from the economic expansion and this lagging demand should lead to higher rates of activity in the sector.

We believe disciplined value investing was required to succeed during the difficult last two years and will continue to be a cornerstone in the management of the Fund.
Russell 2000 Value Index

 Date          $10,000 growth
      5/28/97          10,000.00
      3/31/98          13,173.86
      3/31/99          10,271.65
      3/31/00          11,633.18
      3/31/01          13,896.36
      3/31/02          17,195.77

Russell 2000 Index
Date           $10,000 growth
      5/28/97          10,000.00
      3/31/98          12,845.58
      3/31/99          10,757.50
      3/31/00          14,769.35
      3/31/01          12,505.53
      3/31/02          14,254.25

Dean Small Cap Value Fund
Date           Load adjusted
      5/28/97           9,475.00
      3/31/98          12,683.20
      3/31/99           9,716.08
      3/31/00           9,665.26
      3/31/01          11,302.74
      3/31/02          14,566.65

                   *The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on May 28, 1997, and the initial public offering of Class C shares commenced on August 1, 1997. The performance table and the graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. **Total return above is presented with the effect of sales load or contingent deferred sales charges. Had the charges not been incurred, total returns would be as follows:
              Average Annual Total Returns
                             1 Year             Since Inception*
Class A                28.88%                        9.28%
Class C                27.94%                        6.96%

Dean Balanced Fund

Performance Review
The Dean Balanced Fund's Class A shares posted a return of -1.75% for the year ended March 31, 2002.

Between the recession and the high profile bankruptcies of Enron and Kmart, investor nervousness had a strong impact on various industries and stocks as well as on the bond market. Accounting concerns and issues of corporate governance weighed heavily at times on the stock market in the second half of the Fund's fiscal year. As in previous recessions, balance sheet issues became more important to investors. As the fiscal year came to a close, the Federal Reserve had stopped lowering interest rates and investor talk turned to when the Fed would begin to raise rates.

Following the tragedies of September 11, investors who stayed disciplined were rewarded as some rationality returned to the markets by late December of 2001. The expectation of a better economy by the end of the Fund's fiscal year provided the impetus for investors to purchase stocks following September 11. As the 2002 calendar year developed, the major market indexes were mixed as the crosscurrents of an uneven economic recovery and accounting concerns caused investors to question the timing and extent of the recovery in corporate profits.

Not only did value as an investment approach do relatively well in the recent Fund fiscal year, but the stocks of high-quality successful companies such as found in the Fund did well. The Fund's positions in Southwest Airlines and FedEx were initiated or added to as the airline and transport sectors were under great pressure following September 11. Both profitable positions were sold by the Fund's fiscal year-end. The health care sector performed well during the fiscal year and the Fund closed out its position in Guidant at a substantial gain while continuing to hold Wellpoint Health Networks at a substantial unrealized gain. Financial stocks such as Citigroup and Nationwide Financial and industrials such as Textron performed well after late September.

Asset Allocation
The Fund increased its stock allocation following the tragedies of September 11. This was a result of our favorable view of the economic recovery and our concern that the Federal Reserve would begin to raise interest rates by the summer of 2002.

Outlook
The economic recovery is expected to continue throughout the upcoming Fund fiscal year. We believe that the Fund is positioned to benefit from an economic expansion, but is not so aggressively positioned as to be dependent on it. Financial remain the largest single sector in the Fund and should benefit as the economic expansion leads to more demand for financial services and less likelihood for write-offs of loans. Energy is expected to benefit as the current rate of natural gas production in the U.S. should be less than the increased demand arising from the economic expansion and this lagging demand should lead to higher rates of activity in the sector.

We believe disciplined value investing was required to succeed during the difficult last two years and will continue to be a cornerstone in the management of the Fund.
Russell 1000 Value Index

 Date          $10,000 growth
      5/28/97     10,000.00
      3/31/98     13,478.40
      3/31/99     14,157.94
      3/31/00     15,054.93
      3/31/01     15,095.43
      3/31/02     12,420.36

Russell 1000 Index
Date           $10,000 growth
      5/28/97     10,000.00
      3/31/98     13,252.00
      3/31/99     15,460.27
      3/31/00     18,736.60
      3/31/01     14,474.58
      3/31/02     14,600.71
Dean Balanced Fund
Date           Load Adj.
      5/28/97      9,475.00
      3/31/98     11,186.93
      3/31/99     10,826.95
      3/31/00     10,445.73
      3/31/01     11,704.06
      3/31/02     11,498.88

Lehman Brothers Intermediate Government/Corporate Bond Index
Date           $10,000 growth
      5/28/97     10,000.00
      3/31/98     10,751.00
      3/31/99     11,457.00
      3/31/00     11,695.00
      3/31/01     13,118.00
      3/31/02     13,790.00

                   *The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the difference classes. The initial public offering of Class A shares commenced on May 28, 1997, and the initial public offering of Class C shares commenced on August 1, 1997. The performance table and the graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. **Total return above is presented with the effect of sales load or contingent deferred sales charges. Had the charges not been incurred, total returns would be as follows:
              Average Annual Total Returns
                             1 Year                Since Inception*
Class A                -1.75%                        4.08%
Class C                -2.38%                        1.67%

Dean International Value Fund

Performance Review
In what was a difficult period, the Dean International Value Fund has outperformed its benchmark over the twelve month period, returning -7.77% versus the Morgan Stanley EAFE Index return of -9.93%. The Fund has a three star rating from Morningstar with its longer-term three- and four-year track record outperfoming the index significantly over those time periods.

Market Background and Fund Overview
2001 was a disappointing year for equity markets globally as the prolonged bear phase saw major markets ending the year in negative territory in consecutive calendar years for the first time since the mid-1970s.

Markets, already grappling with slowing consumer demand, earnings disappointments and doubts over the ability of the US economy to avoid a "hard landing", were sent into free fall as the shock of the September 11 atrocities reverberated around the world. After their bottoming out on September 21, a strong bounce ensued, with significant upward movement from the US market and the Nasdaq in particular. However, uncertainty over the US economy's ability to avoid recession was vanquished as the global slowdown was accelerated and companies rushed to apportion the blame for dwindling earnings on the terrorist threat.

The Fund had begun to anticipate a cyclical upturn before the tragic events in New York as economic indicators suggested at that stage that the economy was bottoming. This saw our media and retail stocks suffering adversely which was initially detrimental to performance, as was the Fund's exposure to Latin America, (which is generally highly correlated to the US market). We continued to believe, however, that attractive valuations and lack of mobile penetration mean that there is considerable upside to these stocks in an improving economic situation, and their strong performance in December supported this view, with the Brazilian market showing remarkable resilience to the Argentine crisis.

In terms of portfolio activity, we took advantage of the sell-off in equity markets in the third quarter to add to our cyclical holdings. We continued to concentrate on good quality stocks which, despite having good fundamentals, had been overlooked by the market, and were trading on attractive valuations. We continued to run a "barbell" strategy that combined defensive growth stocks with more cyclical plays, which respond well to lower interest rates. Pharmaceutical and tobacco stocks performed well.

After the events in New York, the holdings in insurance companies performed badly as concerns over the industry's exposure to both the airline industry and equity markets remained unknown. The Fund had little direct exposure to the general insurance industry, although some of the European financials did have some equity exposure to the industry. We reduced the Fund's holding in UBS, as the share price did not fully reflect the initial fall in the equity market and we sold our holding in Swiss insurer Zurich, replacing it with German re-insurer Munich Re, whose fundamentals we believe marked it out as a long-term winner.

With equity markets offering value and global interest-rate cuts as well as great liquidity in the market, the Fund was positioned for an economic and market upturn enabling it to perform well. We continued to play the theme of consumer recovery as well as the propensity to save and invest (Munich Re, AMB) and the theme of growth in telecommunications (Vodafone, Nokia, Telecom Italia). We also took the opportunity to acquire out-of-favor media stocks (such as Reuters and BSkyB) at attractive prices.

Favored markets included the United Kingdom, Continental Europe and South Korea. After a strong rally from cyclical and high-beta stocks globally after September 11, the UK market offered good defensive qualities, while Europe, despite the struggling German economy, looked attractive on a valuation basis.

Emerging markets performed particularly strongly during the last six months of the period and the Fund was well-placed to take advantage of this with an overweight position in the Pacific Basin. Among the best-performing emerging markets were South Korea and Thailand. Two of the Funds' strongest holdings were Kookmin Bank and Shinsegae Department Stores, both in South Korea. The former is a beneficiary of a benign interest rate environment and the explosion of mortgages in Asia and is very well-managed as well as having an intelligent acquisitions policy. Shinsegae is profiting from its superior market share, underpenetration of the domestic retail business and higher local spending power.

Outlook
Going forward, we believe that the first signs of economic recovery are already showing and that the second half of the year should bear this out. 2002 is likely to be a stockpicker's market, as wide divergences between the performance of similar companies will be witnessed and a premium placed on earnings visibility. We remain sensitive to the need to be agile in regard to sector allocation, tilting the portfolio towards cyclical stocks as the market shows signs of becoming more positive.

In short, we have looked to take advantage of opportunities recently arising in world markets in line with our thematic framework, continuing our search for companies with strong fundamentals and attractive valuations on a global basis. Morgan Stanley EAFE Index

 Date          $10,000 growth
     10/13/97          10,000.00
      3/31/98          10,554.75
      3/31/99          11,030.63
      3/31/00          13,623.34
      3/31/01           9,969.77
      3/31/02           8,979.86

Dean International Value Fund
Date           Load adjusted
     10/13/97           9,475.00
      3/31/98          11,142.60
      3/31/99          11,791.24
      3/31/00          19,931.76
      3/31/01          13,474.21
      3/31/02          12,773.00

                   *The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the difference classes. The initial public offering of Class A shares commenced on October 13, 1997, and the initial public offering of Class C shares commenced on November 6, 1997. The performance table and the graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
                   **Total return above is presented with the effect of sales load or contingent deferred sales charges. Had the charges not been incurred, total returns would be as follows:
              Average Annual Total Returns
                            1 Year               Since Inception*
Class A              -7.77%                       7.00%
Class C              -8.30%                       6.25%

DEAN LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS - March 31, 2002

    Shares          COMMON STOCKS - 98.54%                                                                   Value

                    Accident & Health Insurance - 3.66%
         20,000     AFLAC, Inc.                                                                                $ 590,000
                                                                                                       ------------------

                    Aircraft & Parts - 3.84%
         12,100     Textron, Inc.                                                                                618,310
                                                                                                       ------------------

                    Calculating & Accounting Machines (No Electronic Computers) - 3.67%
         13,200     NCR Corp.*                                                                                   590,700
                                                                                                       ------------------

                    Crude Petroleum & Natural Gas  - 4.19%
         14,000     Devon Energy Corp.                                                                           675,780
                                                                                                       ------------------

                    Drilling Oil & Gas Wells - 7.38%
         19,200     Diamond Offshore Drilling, Inc.                                                              600,192
         17,700     Transocean Offshore, Inc.                                                                    588,171
                                                                                                       ------------------
                                                                                                               1,188,363
                                                                                                       ------------------
                    Electrical Services - 5.04%
         64,000     Calpine Corp.*                                                                               812,800
                                                                                                       ------------------

                    Electronic Components - 3.40%
         30,000     Flextronics International Ltd.                                                               547,500
                                                                                                       ------------------

                    Electronic Computers - 2.95%
         45,500     Compaq Computer Corp.                                                                        475,475
                                                                                                       ------------------

                    Electronic Connectors - 3.76%
         18,766     Tyco International Ltd.                                                                      606,517
                                                                                                       ------------------

                    Finance Services - 3.42%
          9,600     Morgan Stanley, Dean Witter & Co.                                                            550,176
                                                                                                       ------------------

                    Life Insurance - 2.92%
         11,000     Nationwide Financial Services, Inc. - Class A                                                470,800
                                                                                                       ------------------

                    Motor Vehicle Parts & Accessories - 3.33%
         14,000     Honeywell International, Inc.                                                                535,780
                                                                                                       ------------------

                    National Commercial Banks - 12.38%
          9,000     Bank of America Corp.                                                                        612,180
         10,000     Citigroup, Inc.                                                                              495,200
         12,500     Fleet Boston Corp.                                                                           437,500
         12,600     J.P. Morgan Chase & Co.                                                                      449,190
                                                                                                       ------------------
                                                                                                               1,994,070
                                                                                                       ------------------
                    Natural Gas Transmission - 6.67%
         10,500     El Paso Corp.                                                                                462,315
         26,000     The Williams Companies, Inc.                                                                 612,560
                                                                                                       ------------------
                                                                                                               1,074,875
                                                                                                       ------------------
DEAN LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS - March 31, 2002 - continued

    Shares          COMMON STOCKS - 98.54% - continued                                                       Value

                    Pharmaceutical Preparations - 3.19%
         37,000     Elan Corp. Plc (a)                                                                         $ 514,670
                                                                                                       ------------------

                    Savings Institutions, Not Federally Chartered  - 3.80%
         18,500     Washington Mutual, Inc.                                                                      612,905
                                                                                                       ------------------

                    Semiconductors & Related Devices - 7.46%
         19,100     Intel Corp.                                                                                  580,831
         36,500     LSI Logic Corp.*                                                                             620,500
                                                                                                       ------------------
                                                                                                       ------------------
                                                                                                               1,201,331
                                                                                                       ------------------
                    Services - Computer Integrated Systems Design - 3.23%
         17,600     Convergys Corp.*                                                                             520,432
                                                                                                       ------------------

                    Services - Health Services - 1.74%
          4,400     Wellpoint Health Network, Inc.*                                                              280,148
                                                                                                       ------------------

                    Services - Prepackaged Software - 3.67%
         27,000     Computer Associates International, Inc.                                                      591,030
                                                                                                       ------------------

                    Surety Insurance - 3.37%
          9,200     Ambac Financial Group, Inc.                                                                  543,444
                                                                                                       ------------------

                    Telephone Communications - 5.47%
         10,000     Verizon Communications, Inc.                                                                 456,500
         63,000     WorldCom, Inc. - WorldCom Group *                                                            424,620
                                                                                                       ------------------
                                                                                                                 881,120
                                                                                                       ------------------


                    TOTAL COMMON STOCKS (Cost $16,885,907)                                                  $ 15,876,226
                                                                                                       ------------------

   Principal
     Value
                    MONEY MARKET SECURITIES - 2.06%
      $ 333,029     Firstar Treasury Fund (Cost $333,029)                                                      $ 333,029
                                                                                                       ------------------

                    TOTAL INVESTMENTS (Cost $17,218,936) - 100.60%                                          $ 16,209,255
                                                                                                       ------------------

                    Liabilities in excess of other assets - (0.60)%                                              (97,099)
                                                                                                       ------------------

                    TOTAL NET ASSETS - 100.00%                                                              $ 16,112,156
                                                                                                       ==================


* Non-income producing securities.
(a) American Depositary Receipts.


DEAN SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS - March 31, 2002

    Shares         COMMON STOCKS - 93.59%                                              Value

                   Air Transportation Nonscheduled - 2.84%
        29,000     Offshore Logistics, Inc. *                                          $ 624,950
                                                                                      --------------------
                   Air Transportation Scheduled - 0.25%
        10,000     America West Holding Corp. - Class B*                                  56,000
                                                                                      --------------------
                   Aircraft Part & Auxiliary Equipment - 0.25%
        21,000     M & F Worldwide Corp. *                                                55,650
                                                                                       --------------------
                   Bolts, Nuts, Screws, Rivets & Washers  - 1.73%
         9,000     SPS Technologies, Inc.                                                 381,330
                                                                                       --------------------
                   Commercial Printing - 0.98%
        18,000     Cadmus Communications Corp.                                            215,100
                                                                                       --------------------
                   Concrete Gypsum Plaster Products - 2.61%
         8,000     Ameron International, Inc.                                             574,000
                                                                                      --------------------
                   Crude Petroleum & Natural Gas - 5.23%
         5,000     Noble Affiliates, Inc.                                                 195,300
        15,000     Pioneer Natural Resources Co.*                                         334,350
        16,000     Stone Energy Corp.*                                                    620,000
                                                                                      --------------------
                                                                                        1,149,650
                                                                                      --------------------
                   Crude Petroleum & Natural Gas  - 0.23%
         4,000     Clayton Williams Energy, Inc.                                           50,000
                                                                                      --------------------
                   Dental Equipment & Supplies - 0.90%
         8,000     Apogent Technologies, Inc.*                                            197,440
                                                                                      --------------------
                   Drilling Oil & Gas Wells - 3.88%
        30,000     Key Energy Services, Inc. *                                            321,600
       120,000     Parker Drilling Co.*                                                   531,600
                                                                                      --------------------
                                                                                          853,200
                                                                                      --------------------
                   Electric & Other Services Combined - 2.64%
         8,000     Allete Co.                                                             232,720
         5,000     Alliant Energy Corp.                                                   151,100
        13,000     Sierra Pacific Resources                                               196,170
                                                                                      --------------------
                                                                                          579,990
                                                                                      --------------------
                   Electric Housewares & Fans  - 2.44%
        27,000     Salton, Inc.*                                                          535,950
                                                                                      --------------------
                   Finance Services - 0.31%
        24,000     London Pacific Group Ltd. (a)                                           67,200
                                                                                      --------------------

See accompanying notes which are an integral part of the financial statements.

DEAN SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS - March 31, 2002 - continued

    Shares         COMMON STOCKS - 93.59% - continued                                       Value

                   Fire, Marine, Casualty Insurance - 4.08%
        10,000     Berkley W.R. Corp.                                                    $ 574,800
        36,000     Trenwick Group, Inc.                                                    322,920
                                                                                        --------------------
                                                                                           897,720
                                                                                        --------------------
                   Footwear, (No Rubber) - 3.03%
        34,200     Brown Shoe Co., Inc.                                                    665,532
                                                                                        --------------------
                   Games, Toys & Children'S Vehicles
                      (No Dolls & Bicycles)  - 3.00%
        29,000     Jakks Pacific, Inc.                                                     659,750
                                                                                        --------------------
                   Iron & Steel Foundries - 1.60%
        50,000     INTERMET Corp.                                                          351,000
                                                                                        --------------------
                   Lumber, Wood Products (No Furniture) - 0.86%
         8,000     Trex Company, Inc.*                                                     189,280
                                                                                        --------------------
                   Men's & Boys' Furnishings, Work Clothing,
                         And Allied Garments  - 2.55%
        37,000     Nautica Enterprises, Inc.*                                              560,920
                                                                                        --------------------
                   Office Machines - 1.71%
        20,000     Nam Tai Electrics, Inc.                                                 377,000
                                                                                        --------------------
                   Oil and Gas Field Exploration Services - 0.42%
        10,000     Seitel, Inc.*                                                            91,500
                                                                                        --------------------
                   Oil, Gas, Field Services - 0.72%
        10,000     Pride International, Inc.*                                               159,000
                                                                                         --------------------
                   Operative Builders - 4.11%
         7,480     MDC Holdings, Inc.                                                       323,136
         6,258     Pulte Homes Corp.                                                        299,445
        10,000     Standard Pacific Corp.                                                   281,000
                                                                                         --------------------
                                                                                            903,581
                                                                                         --------------------
                   Operators of Nonresidential Buildings - 1.99%
        12,000     Parkway Properties, Inc.                                                 438,000
                                                                                         --------------------

                   Real Estate Investment Trusts - 8.48%
        11,000     Brandywine Realty Trust                                                  262,900
         8,000     Glenborough Realty Trust, Inc.                                           172,000
         8,407     Healthcare Realty Trust, Inc.                                            255,237
         5,000     Mid-America Apartment Communities, Inc.                                  130,750
        10,000     Ramco-Gershenson Properties Trust                                        177,600
        22,000     RFS Hotel Investors, Inc.                                                323,400
        13,000     Thornburg Mortgage Asset Corp.                                           260,520
        30,000     Winston Hotels, Inc.                                                     282,000
                                                                                         --------------------
                                                                                          1,864,407
                                                                                         --------------------

See accompanying notes which are an integral part of the financial statements.

DEAN SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS - March 31, 2002 - continued

    Shares         COMMON STOCKS - 93.59% - continued                                        Value
                   Refuse Systems - 2.98%
        55,000     Casella Waste Systems, Inc. - Class A*                                    $ 655,600
                                                                                          --------------------
                   Retail-Eating Places - 2.85%
        22,000     CBRL Group, Inc.                                                            626,340
                                                                                          --------------------

                   Rolling Drawing & Extruding of Nonferrous Metals - 2.86%
        18,000     Mueller Industries, Inc.                                                    629,820
                                                                                          --------------------
                   Savings Institution, Federally Chartered - 0.78%
        25,000     Bay View Capital Corp.*                                                     171,000
                                                                                          --------------------
                   Savings Institutions, Not Federally Chartered  - 1.57%
        10,000     Coastal Bancorp.                                                            346,000
                                                                                          --------------------
                   Search, Detection, Navigation, Guidance,
                       Aeronautical Systems - 1.06%
         6,000     ESCO Technologies, Inc.                                                     233,040
                                                                                          --------------------

                   Security Brokers, Dealers & Flotation Companies - 0.31%
         2,000     Raymond James Financials, Inc.                                               68,460
                                                                                          --------------------

                   Services-Help Supply Services  - 1.39%
        35,000     Modis Professional Services, Inc.                                           306,250
                                                                                          --------------------
                   Services-Management Consulting Services - 1.15%
        19,000     Exponent, Inc.*                                                             252,890
                                                                                          --------------------
                   Services-Offices & Clinics of Doctors of Medicine  - 0.24%
         2,666     Sybron Dental Specialties, Inc.*                                             53,587
                                                                                          --------------------
                   Services-Personal Services - 1.09%
        40,000     Stewart Enterprises, Inc. - Class A*                                        238,840
                                                                                          --------------------
                   State Commercial Banks - 0.87%
         5,000     Associated BancCorp                                                         190,150
                                                                                          --------------------
                   Steel Pipe & Tubes  - 3.12%
        42,000     Maverick Tube Corp.*                                                        685,440
                                                                                          --------------------
                   Surety Insurance - 2.89%
        14,600     Triad Guaranty, Inc.*                                                       634,662
                                                                                          --------------------
                   Telephone & Telegraph Apparatus - 0.50%
        15,000     Avaya, Inc.*                                                                110,700
                                                                                          --------------------
                   Telephone Communications - 0.29%
         5,000     Atlantic Tele-Network, Inc.                                                  64,400
                                                                                          --------------------

See accompanying notes which are an integral part of the financial statements.

DEAN SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS - March 31, 2002 - continued

    Shares         COMMON STOCKS - 93.59% - continued                                         Value

                   Title Insurance - 3.22%
        13,500     Landamerica Financial Group, Inc.                                          $ 467,505
        12,000     Stewart Information Services Corp.*                                          240,000
                                                                                            --------------------
                                                                                                707,505

                   Trucking (No Local) - 0.77%
        12,000     Old Dominion Freight Lines, Inc.*                                            168,960
                                                                                            --------------------
                   Water Transportation - 4.17%
         7,000     Knightsbridge Tankers Ltd.                                                   127,120
        17,000     Tidewater, Inc.                                                              719,950
         8,000     Trico Marine Services, Inc.*                                                  70,160
                                                                                            --------------------
                                                                                                                917,230

                   Wholesale-Electronic Parts & Equipment - 1.10%
         4,000     Arrow Electronics, Inc.*                                                      111,880
        18,000     Audiovox Corp.*                                                               129,240
                                                                                             --------------------
                                                                                                                   241,120
                   Wholesale-Groceries & General Line - 2.96%
        29,000     Fleming Companies, Inc.                                                        649,600
                                                                                              --------------------
                   Wholesale-Petroleum & Petroleum Products
                      (No Bulk Stations) - 0.58%
         5,666     Kaneb Services, LLC*                                                          126,635
                                                                                               --------------------

                   TOTAL COMMON STOCKS (Cost $18,019,017)                                      $ 20,576,379
                                                                                               --------------------

  Principal
    Value
                   COMMERCIAL PAPER - 2.73%
     $ 600,000     Yamaha Motor Financial Corp. 1.85%, 4/4/2002 (Cost $599,907)                  $ 599,907
                                                                                               --------------------

                   MONEY MARKET SECURITES - 6.77%
     $ 388,190     Firstar Money Market Federated Series Fund                                    $ 388,190
     1,100,000     Firstar Treasury Fund                                                         1,100,000
                                                                                               --------------------

                   TOTAL MONEY MARKET SECURITIES (Cost $1,488,190)                              $ 1,488,190
                                                                                               --------------------


                   TOTAL INVESTMENTS (Cost $20,107,114) - 103.09%                              $ 22,664,476
                                                                                              --------------------
                   Liabilities in excess of other assets - (3.09)%                                 (679,154)
                                                                                              --------------------

                   TOTAL NET ASSETS - 100.00%                                                  $ 21,985,322
                                                                                              ====================


* Non-income producing securities.
(a) American Depositary Receipts.

See accompanying notes which are an integral part of the financial statements.

DEAN BALANCED FUND
SCHEDULE OF INVESTMENTS - March 31, 2002

     Shares         COMMON STOCKS - 72.04%                                                      Value

                    Accident & Health Insurance - 2.37%
            11,000  AFLAC, Inc.                                                              $ 324,500
                                                                                            -----------------
                    Aircraft & Parts - 2.64%
             7,100  Textron, Inc.                                                              362,810
                                                                                            -----------------
                    Calculating & Accounting Machines
                      (No Electronic Computers) - 2.35%
             7,200  NCR Corp. *                                                                322,200
                                                                                           -----------------
                    Crude Petroleum & Natural Gas - 2.82%
             8,000  Devon Energy Corp.                                                         386,160
                                                                                           -----------------
                    Drilling Oil & Gas Wells - 4.74%
           11,000   Diamond Offshore Drilling, Inc.                                            343,860
             9,200  Transocean Sedco Forex, Inc.                                               305,716
                                                                                           -----------------
                                                                                               649,576
                                                                                           -----------------
                    Electric Services - 3.43%
           37,000   Calpine Corp.*                                                             469,900
                                                                                           -----------------
                    Electronic Computers - 3.19%
           41,800   Compaq Computer Corp.                                                      436,810
                                                                                           -----------------
                    Electronic Connectors - 2.85%
           12,093   Tyco International Ltd.                                                    390,846
                                                                                           -----------------
                    Finance Services - 2.34%
             5,600  Morgan Stanley, Dean Witter & Co.                                          320,936
                                                                                           -----------------
                    Life Insurance - 2.03%
             6,500  Nationwide Financial Services, Inc. - Class A                              278,200
                                                                                           -----------------
                    Motor Vehicle Parts & Accessories - 2.15%
             7,700  Honeywell International, Inc.                                              294,679
                                                                                           -----------------
                    National Commercial Banks - 10.00%
             4,500  Bank of America Corp.                                                      306,090
             9,200  Citigroup, Inc.                                                            455,584
             7,300  Fleet Boston Corp.                                                         255,500
             9,950  J.P. Morgan Chase & Co.                                                    354,718
                                                                                           -----------------
                                                                                              1,371,892
                                                                                           -----------------
                    Natural Gas Transmission - 4.82%
             7,000  El Paso Corp.                                                              308,210
            15,000  The Williams Companies, Inc.                                               353,400
                                                                                           -----------------
                                                                                               661,610
                                                                                           -----------------

                    Pharmaceutical Preparations - 2.23%
           22,000   Elan Corp. Plc (a)                                                         306,020
                                                                                           -----------------


See accompanying notes which are an integral part of the financial statements.

DEAN BALANCED FUND
SCHEDULE OF INVESTMENTS - March 31, 2002 - continued

     Shares         COMMON STOCKS - 72.04% - continued                                         Value

                    Printed Circuit Boards - 2.40%
           18,000   Flextronics International Ltd.*                                          $328,500
                                                                                           -----------------
                    Semiconductors & Related Devices - 4.98%
           11,300   Intel Corp.                                                               343,633
           20,000   LSI Logic Corp.*                                                          340,000
                                                                                           -----------------
                                                                                              683,633
                                                                                           -----------------

     Services-Computer Integrated Systems Design - 2.13%
             9,900  Convergys Corp.*                                                          292,743
                                                                                           -----------------
                    Services-Health Services - 1.39%
            3,000   WellPoint Health Networks, Inc.*                                          191,010
                                                                                           -----------------

                    Services-Prepackaged Software - 2.55%
           16,000   Computer Associates International, Inc.                                   350,240
                                                                                            -----------------
                    State Commercial Bank - 2.80%
           11,600   Washington Mutual, Inc.                                                   384,308
                                                                                            -----------------
                    Surety Insurance - 3.23%
             7,500  Ambac Financial Group, Inc.                                               443,025
                                                                                            -----------------
                    Telephone Communications - 4.60%
          5,700     Verizon Communications, Inc.                                              260,205
         55,000     WorldCom, Inc. - WorldCom Group *                                         370,700
                                                                                            -----------------
                                                                                              630,905
                                                                                            -----------------
                    TOTAL COMMON STOCKS (Cost $10,666,774)                                 $ 9,880,503
                                                                                           -----------------

   Principal
     Value          FIXED INCOME OBLIGATIONS - 19.09%                                           Value

      $ 750,000     Bank of America Corp., 7.40%, 01/15/11                                   $ 793,235
        150,000     Commercial Credit Co., 6.625%, 06/01/15                                    151,006
        150,000     Cox Radio, Inc., 6.375%, 05/15/05                                          150,039
        450,000     Fannie Mae, 5.25%, 01/15/03                                                458,927
        300,000     Federal Home Loan Bank, 5.62%, 02/25/04                                    309,300
        200,000     First Union, 6.18%, 02/15/36                                               200,648
        300,000     New Plan Excel, 7.40%, 09/15/09                                            292,838
        250,000     Tennessee Valley Authority, 6.375%, 06/15/05                               261,469
                                                                                            -----------------

                    TOTAL FIXED INCOME OBLIGATIONS (Cost $2,563,297)                       $ 2,617,462
                                                                                           -----------------

See accompanying notes which are an integral part of the financial statements.

DEAN BALANCED FUND
SCHEDULE OF INVESTMENTS - March 31, 2002 - continued

   Principal
     Value                                                                                   Value
                    MONEY MARKET SECURITIES - 8.57%
   $ 525,598        Firstar Money Market Federated Series Fund                                $ 525,598
         650,000    Firstar Treasury Fund                                                       650,000
                                                                                          -----------------
                    TOTAL MONEY MARKET SECURITIES (Cost $1,175,598)                         $ 1,175,598
                                                                                          -----------------


                    TOTAL INVESTMENTS (Cost $14,405,669) - 99.70%                           $ 13,673,563
                                                                                          -----------------
                    Other assets less liabilities - 0.30%                                         40,942
                                                                                          -----------------

                    TOTAL NET ASSETS - 100.00%                                              $ 13,714,505
                                                                                          =================

* Non-income producing
(a) American Depositary Receipts.

See accompanying notes which are an integral part of the financial statements.

 DEAN INTERNATIONAL VALUE FUND
 SCHEDULE OF INVESTMENTS - March 31, 2002

       Shares           COMMON STOCKS - 96.35%                                               Value

                        Australia - 2.15%
             46,349     MacQuarie Infrastructure Group                                        $ 85,094
             11,300     News Corp. NPV                                                          79,125
             13,600     Westpac Banking Corp. Ltd.                                             113,303
                                                                                            -----------------
                                                                                               277,522
                                                                                            -----------------

                        Austria - 1.16%
              2,410     Erste Bank der Oesterreichischen Sparkassen AG                         149,986
                                                                                            -----------------
                        Brazil - 1.09%
              5,700     Petroleo Brasileiros S.A.                                              141,396
                                                                                            -----------------
                        Czech Republic - 0.97%
              11,900    Ceska Sporitelna S.A.                                                  124,971
                                                                                            -----------------
                        Finland - 1.74%
             10,650     Nokia (AB)                                                             225,115
                                                                                            -----------------
                        France - 11.51%
              3,250     Aventis S.A.                                                           224,549
              2,840     BNP Paribas                                                            143,449
             15,400     Havas Advertising                                                      138,779
              2,790     Sanofi-Synthelabo                                                      179,136
              2,520     Societe Generale                                                       159,382
              4,520     STMicroelectronics N.V.                                                151,219
              1,940     Total Fina Elf S.A.                                                    299,555
              6,140     Vivendi Environment S.A.                                               190,687
                                                                                            -----------------
                                                                                             1,486,756
                                                                                            -----------------
                        Germany - 5.74%
              1,880     AMB Generali Holding AG                                                195,167
              1,070     Deutsche Bank AG                                                        69,018
              3,170     Henkel KGaA                                                            196,068
                340     Munchener Ruckversicherungs - Gesellschaft
                           Aktiengesellschaft                                                   84,533
               3,750    Volkswagen AG                                                          196,284
                                                                                            -----------------
                                                                                               741,070
                                                                                            -----------------
                        Indonesia - 2.78%
            655,000     Bank Central Asia                                                      171,667
            408,000     HM Sampoerna Tbk PT                                                    187,908
                                                                                             -----------------
                                                                                               359,575
                                                                                             -----------------
                        Ireland - 0.77%
              7,900     Irish Life & Permanent Plc                                              99,586
                                                                                             -----------------

                        Italy - 3.98%
              4,300     Assicurazioni Generali S.p.A.                                          106,122
             77,310     Parmalat Finanziaria S.p.A.                                            248,191
             19,460     Telecom Italia S.p.A.                                                  160,257
                                                                                              -----------------
                                                                                               514,570
                                                                                              -----------------


See accompanying notes which are an integral part of the financial statements.

DEAN INTERNATIONAL VALUE FUND
 SCHEDULE OF INVESTMENTS - March 31, 2002 - continued

       Shares           COMMON STOCKS - 96.35% - continued                                     Value

                        Japan - 14.81%
              1,900     Acom Co., Ltd.                                                         $ 114,973
              4,000     Canon, Inc.                                                              148,489
              3,000     Fuji Photo Film Co.                                                       94,390
             16,000     Hitachi, Ltd.                                                            116,980
              6,000     Kao Corp.                                                                111,820
              2,500     Kyocera Corp.                                                            172,973
             16,000     Mitsubishi Corp.                                                         120,602
             11,000     Mori Seiki Co.                                                            91,463
                800     Murata Manufacturing Co.                                                  51,307
             29,000     Nippon Yusen Kabushiki Kaisha                                             94,307
              7,000     Nomura Holdings, Inc.                                                     90,791
                 43     Office Building Fund of Japan                                            174,875
              8,000     Olympus Optical Co., Ltd.                                                 99,596
              1,000     Promise Co.                                                               42,932
              2,500     Secom Co., Ltd.                                                          110,537
              2,000     Takeda Chemical Industries, Ltd.                                          81,035
              5,300     Terumo Corp.                                                              68,902
              4,400     Toyota Motor Corp.                                                       126,819
                                                                                           -----------------
                                                                                               1,912,791
                                                                                           -----------------

                        Luxembourg - 0.75%
              6,200     OTP Bank Rt.                                                              96,286
                                                                                            -----------------
                        Mexico - 0.82%
             44,000     Grupo Televisa S.A.                                                      105,401
                                                                                            -----------------
                        Netherlands - 5.55%
              3,430     Akzo Nobel N.V.                                                          160,384
             18,000     Koninklijke KPN N.V.                                                      92,175
              3,300     Numico (Koninklijke) N.V.                                                 90,971
              5,980     Koninklijke Philips Electronics N.V.                                     182,431
             14,100     Vedior N.V.                                                              190,657
                                                                                            -----------------
                                                                                                 716,618
                                                                                            -----------------
                        Singapore - 2.62%
             57,000     Chartered Semiconductor Manufacturing Ltd.*                              150,854
             25,000     Overseas Chinese Bank                                                    187,103
                                                                                            -----------------
                                                                                                 337,957
                                                                                            -----------------
                        South Korea - 3.55%
              3,570     Kookmin Bank                                                             149,324
              1,900     Korea Telecom Corp.                                                       90,207
                360     Samsung Electronics Co., Ltd.                                             96,989
                780     Shinsegae Co. Ltd.                                                       122,853
                                                                                             -----------------
                                                                                                 459,373
                                                                                             -----------------

See accompanying notes which are an integral part of the financial statements.

DEAN INTERNATIONAL VALUE FUND
 SCHEDULE OF INVESTMENTS - March 31, 2002 - continued

       Shares           COMMON STOCKS - 96.35% - continued                                 Value

                        Spain - 4.01%
              9,400     Aldeasa S.A.                                                       $ 155,806
             12,670     Altadis S.A.                                                         232,665
              7,020     Aurea Concesiones de Infraestructuras, S.A.
                          Concesionaria del Estado                                           129,830
                                                                                          -----------------
                                                                                             518,301
                                                                                          -----------------

                        Sweden - 1.30%
              3,700     Pharmacia Corp.                                                      167,529
                                                                                          -----------------

                        Switzerland - 7.31%
              2,400     Credit Suisse Group*                                                   90,974
              1,120     Nestle S.A.                                                            249,066
              5,100     Novartis AG                                                            200,598
              2,660     Roche Holdings AG Genusscheine                                         206,799
              4,010     UBS AG                                                                 197,424
                                                                                          -----------------
                                                                                               944,861
                                                                                          -----------------
                        Thailand - 2.98%
            248,000     National Finance PCL                                                    83,768
              8,000     Siam Cement Co.                                                        174,632
            216,000     Thai Farmers Bank Public Co. Ltd.                                      126,563
                                                                                           -----------------
                                                                                               384,963
                                                                                           -----------------

                        United Kingdom - 20.76%
              9,300     3i Group Plc                                                           104,231
              5,700     Barclays Plc                                                           176,147
             18,200     Brambles Industries                                                     86,957
             19,100     British American Tobacco Plc                                           183,602
             14,200     British Sky Broadcasting Group Plc                                     168,248
             55,201     Dixons Group Plc                                                       205,569
             15,400     GlaxoSmithKline Plc                                                    362,740
             15,200     HBOS Plc                                                               164,187
             15,200     HSBC Holdings Plc                                                      175,768
             83,270     mmO2 Plc                                                                80,934
              7,400     Prudential Plc                                                          74,611
              5,400     Reckitt Benckiser Plc                                                   88,744
              4,900     Rio Tinto Ltd.                                                          96,856
              9,400     Royal Bank of Scotland Group Plc                                       242,028
             19,400     Serco Group Plc                                                         84,816
             13,400     Shell Transportation & Trading Co. Plc                                  99,803
            125,500     Vodafone Group Plc                                                     231,894
              3,900     Xstrata AG                                                              55,484
                                                                                          -----------------
                                                                                             2,682,619
                                                                                          -----------------

 TOTAL COMMON STOCKS (Cost $12,019,241)                                                    $ 12,447,246
                                                                                          -----------------


See accompanying notes which are an integral part of the financial statements.

DEAN INTERNATIONAL VALUE FUND
 SCHEDULE OF INVESTMENTS - March 31, 2002 - continued

       Shares           PREFERRED STOCKS - 3.16%                                       Value
                        Australia - 1.19%
            194,000     Village Roadshow - Class A                                    $ 154,272
                                                                                     -----------------
                        Brazil - 1.97%
             48,910     Aracruz Celulose S.A. - Class B                                 101,019
          4,377,000     Telemar Norte Leste S.A. - Class A                               94,170
         47,408,000     Tele Nordeste Celular Participacoes S.A                          59,158
                                                                                     -----------------
                                                                                         254,347
                                                                                     -----------------

 TOTAL PREFERRED STOCKS (Cost $450,570)                                                $ 408,619
                                                                                     -----------------



       Shares           RIGHTS - 0.01%                                                   Value

            4,300       Vivendi Environment S.A. (Cost $0)                                  $ 1,500
                                                                                      -----------------
                        TOTAL INVESTMENTS (Cost $12,469,811) - 99.52%                  $ 12,857,365
                                                                                      -----------------
                        Other assets less liabilities - 0.48%                                61,920
                                                                                      -----------------

                        TOTAL NET ASSETS - 100.00%                                     $ 12,919,285
                                                                                       =================



 * Non-income producing securities.

See accompanying notes which are an integral part of the financial statements.

 DEAN INTERNATIONAL VALUE FUND
 DIVERSIFICATION OF ASSETS:

 Advertising                                                                          1.07%
 Airport Operation                                                                    1.21%
 Auto Manufacturer                                                                    1.52%
 Banking                                                                             11.69%
 Building Materials                                                                   1.35%
 Capital Goods                                                                        1.45%
 Chemicals                                                                            5.06%
 Communication Equipment                                                              1.74%
 Computer Hardware                                                                    1.15%
 Consumer Goods                                                                       2.07%
 Distributors                                                                         0.95%
 Electric Equipment                                                                   3.66%
 Electronics                                                                          3.51%
 Financial Services                                                                  11.45%
 Food & Beverages                                                                     3.73%
 Industrial Products                                                                  2.69%
 Insurance                                                                            3.51%
 Machinery                                                                            1.11%
 Media                                                                                2.73%
 Mining and Metals                                                                    0.75%
 Oil & Natural Gas                                                                    3.41%
 Paper and Forest Products                                                            0.78%
 Pharmaceutical                                                                       9.62%
 Precision Instrument                                                                 0.53%
 Real Estate Investment Trust                                                         1.35%
 Semiconductors                                                                       1.17%
 Services                                                                             5.99%
 Telecommunications                                                                   4.01%
 Tobacco                                                                              1.42%
 Tourism and Leisure                                                                  1.19%
 Transportation                                                                       2.58%
 Utilities                                                                            0.66%
 Wholesale                                                                            0.94%
 Wireless Communications                                                              2.25%
 Other                                                                                1.22%
                                                                                     -----------------

 Total                                                                                99.52%
 Other assets less liabilities                                                         0.48%
                                                                                     -----------------
 Grand Total                                                                         100.00%



See accompanying notes which are an integral part of the financial statements.

DEAN FAMILY OF FUNDS
STATEMENTS OF ASSETS & LIABILITIES
March 31, 2002

                                                          Large Cap        Small Cap          Balanced       International
                                                         Value Fund        Value Fund           Fund           Value Fund
                                                       ---------------------------------------------------------------------

ASSETS
Investment in securities:
  At cost                                                $ 17,218,936      $ 20,107,114      $ 14,405,669      $ 12,469,811
                                                       ===============   ===============   ===============   ===============
  At value                                               $ 16,209,255      $ 22,664,476      $ 13,673,563      $ 12,857,365
Cash                                                                -                 -             1,384                 -
Cash denominated in foreign currency (Cost $1,857)                  -                 -                 -             1,832
Dividends and interest receivable                              13,792            28,974            42,050            68,147
Receivable for securities sold                                      -           834,134                 -                 -
Receivable for capital shares sold                              6,084            43,633             1,449               652
Organizational expenses, net                                      287               342               256                 -
Net unrealized appreciation on forward foreign
  currency exchange contracts                                       -                 -                 -            56,977
Receivable from affiliates                                      4,591               256            27,230            38,712
                                                       ---------------   ---------------   ---------------   ---------------
   TOTAL ASSETS                                            16,234,009        23,571,815        13,745,932        13,023,685
                                                       ---------------   ---------------   ---------------   ---------------

LIABILITIES
Payable to custodian                                           87,198            17,391                 -            15,666
Dividends payable                                                   -             3,394               350                 -
Payable for securities purchased                                    -         1,467,037                 -            42,391
Payable for capital shares redeemed                                 -             7,330                 -                 -
Payable to affiliates                                          13,691            37,369            11,585            13,631
Other liabilities                                              20,964            53,972            19,492            32,712
                                                       ---------------   ---------------   ---------------   ---------------
   TOTAL LIABILITIES                                          121,853         1,586,493            31,427           104,400
                                                       ---------------   ---------------   ---------------   ---------------

NET ASSETS                                               $ 16,112,156      $ 21,985,322      $ 13,714,505      $ 12,919,285
                                                       ===============   ===============   ===============   ===============

Net Assets consist of:
Paid in capital                                          $ 16,798,319      $ 19,348,935      $ 14,700,760      $ 18,288,866
Accumulated net realized gains (losses) from security
  transactions                                                323,518            79,025          (254,149)       (5,814,087)
Net unrealized appreciation (depreciation)
  on investments                                           (1,009,681)        2,557,362          (732,106)          387,554
Net unrealized appreciation (depreciation) on translation
  of assets and liabilities in foreign currencies                   -                 -                 -            56,952
                                                       ---------------   ---------------   ---------------   ---------------

NET ASSETS                                               $ 16,112,156      $ 21,985,322      $ 13,714,505      $ 12,919,285
                                                       ===============   ===============   ===============   ===============

See accompanying notes which are an integral part of the financial statements.

DEAN FAMILY OF FUNDS
STATEMENTS OF ASSETS & LIABILITIES - continued            Large Cap        Small Cap          Balanced       International
March 31, 2002                                           Value Fund        Value Fund           Fund           Value Fund
                                                       ---------------------------------------------------------------------


PRICING OF CLASS A SHARES
Net assets applicable to Class A shares                  $ 15,204,763      $ 21,187,653      $ 12,509,111      $ 12,078,887
                                                       ===============   ===============   ===============   ===============

Shares of beneficial interest outstanding (unlimited
  numbers of shares authorized, no par value)               1,414,808         1,584,220         1,232,513         1,315,624
                                                       ===============   ===============   ===============   ===============

Net asset value and redemption price per share                $ 10.75           $ 13.37           $ 10.15            $ 9.18
                                                       ===============   ===============   ===============   ===============

Maximum offering price per share                              $ 11.35           $ 14.11           $ 10.71            $ 9.69
                                                       ===============   ===============   ===============   ===============

PRICING OF CLASS C SHARES
Net assets applicable to Class C shares                     $ 907,393         $ 797,669       $ 1,205,394         $ 840,398
                                                       ===============   ===============   ===============   ===============

Shares of beneficial interest outstanding (unlimited
  numbers of shares authorized, no par value)                  88,192            61,135           125,141            92,757
                                                       ===============   ===============   ===============   ===============

Net asset value, offering price, and redemption
  price per share                                             $ 10.29           $ 13.05            $ 9.63            $ 9.06
                                                       ===============   ===============   ===============   ===============

See accompanying notes which are an integral part of the financial statements.

DEAN FAMILY OF FUNDS
STATEMENTS OF OPERATIONS
Year ended March 31, 2002

                                                           Large Cap        Small Cap        Balanced       International
                                                           Value Fund       Value Fund         Fund           Value Fund
                                                         ------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (net of foreign withholding taxes of
    $37,000 for the International Value Fund)                 $ 192,313        $ 367,792       $ 141,989         $ 199,562
  Interest                                                       18,053           20,445         221,490             3,095
                                                         ---------------  ---------------  --------------   ---------------
    TOTAL INCOME                                                210,366          388,237         363,479           202,657

EXPENSES
  Investment advisory fees                                      159,165          178,108         134,178           176,632
  Accounting services fees                                       25,768           29,325          26,558            32,864
  Shareholder servicing and transfer agent fees
      Class A                                                    27,087           32,435          25,580            23,698
      Class C                                                     1,197            1,228           1,214             1,919
  Custodian fees                                                  6,928            8,515           7,150            64,064
  Registration fees
     Class A                                                     14,020           14,711          16,233            21,003
     Class C                                                     13,293           13,637          12,818            16,962
  Administrative Services fees                                   15,000           16,354          15,000            15,000
  Trustees' fees and expenses                                     4,707            6,332           4,402             4,375
  Professional fees                                              24,528           29,672          23,409            31,417
  Reports to shareholders                                         7,653           11,950           6,735             5,641
  Insurance expense                                               1,971            2,240           1,651             2,042
  Amortization of organization expenses                           3,132            3,157           3,157                 -
  Other expenses                                                  5,312            5,926           3,175             4,596
                                                         ---------------  ---------------  --------------   ---------------
      TOTAL EXPENSES                                            309,761          353,590         281,260           400,213
  Fees waived and reimbursed by Adviser                         (10,674)          (7,676)        (27,303)          (94,177)
  Fees waived by Administrator                                     (942)               -          (2,445)           (1,798)
                                                         ---------------  ---------------  --------------   ---------------
      NET EXPENSES                                              298,145          345,914         251,512           304,238
                                                         ---------------  ---------------  --------------   ---------------
NET INVESTMENT INCOME (LOSS)                                    (87,779)          42,323         111,967          (101,581)
                                                         ---------------  ---------------  --------------   ---------------

REALIZED & UNREALIZED GAINS (LOSSES) Net realized gains (losses) from:
      Security transactions                                   1,840,711        4,299,929         801,283        (4,413,034)
      Foreign currency transactions                                   -                -               -           (16,577)
  Net change in unrealized appreciation/depreciation on:
      Investments                                            (1,773,284)         441,310      (1,218,459)        3,273,571
      Foreign currency translation                                    -                -               -             3,512
                                                         ---------------  ---------------  --------------   ---------------

NET REALIZED & UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS & FOREIGN CURRENCIES                            67,427        4,741,239        (417,176)       (1,152,528)
                                                         ---------------  ---------------  --------------   ---------------

NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                             $ (20,352)     $ 4,783,562      $ (305,209)     $ (1,254,109)
                                                         ===============  ===============  ==============   ===============


See accompanying notes which are an integral part of the financial statements.

DEAN FAMILY OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                        Large Cap Value Fund           Small Cap Value Fund
                                                          Year            Year            Year           Year
                                                         ended           ended           ended           ended
                                                       March 31,       March 31,       March 31,       March 31,
                                                          2002            2001            2002           2001
                                                     --------------  --------------  --------------  -------------

FROM OPERATIONS:
   Net investment income (loss)                          $ (87,779)       $ 17,656        $ 42,323      $ 105,631
   Net realized gains (losses) from
            security transactions                        1,840,711         820,423       4,299,929     (2,564,886)
   Net change in net unrealized
            appreciation/depreciation
      on investments                                    (1,773,284)       (120,365)        441,310      4,308,224
                                                     --------------  --------------  --------------  -------------
Net increase (decrease) in net assets from operations      (20,352)        717,714       4,783,562      1,848,969
                                                     --------------  --------------  --------------  -------------
            DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income, Class A                           -        (116,547)        (53,026)      (102,749)
   From net investment income, Class C                           -            (533)              -         (4,422)
   From net realized gains, Class A                     (1,603,594)              -               -              -
   From net realized gains, Class C                        (70,503)              -               -              -
                                                     --------------  --------------  --------------  -------------

Decrease in net assets from distributions
      to shareholders                                   (1,674,097)       (117,080)        (53,026)      (107,171)
                                                     --------------  --------------  --------------  -------------

FROM CAPITAL SHARE TRANSACTIONS:
Class A
   Proceeds from shares sold                             2,698,752       5,306,240       2,089,724      4,625,171
   Net asset value of shares issued in
      reinvestment of distributions to shareholders      1,470,551         105,172          49,633         99,629
   Payments for shares redeemed                         (1,611,877)     (1,874,801)     (1,711,522)    (3,451,480)
                                                     --------------  --------------  --------------  -------------
Net increase in net assets from Class A
   Share transactions                                    2,557,426       3,536,611         427,835      1,273,320
                                                     --------------  --------------  --------------  -------------

Class C
   Proceeds from shares sold                               684,077         177,022          74,069         32,438
   Net asset value of shares issued in
      reinvestment of distributions to shareholders          5,710             295               -          1,107
   Payments for shares redeemed                           (129,993)       (271,819)       (138,878)    (1,834,754)
                                                     --------------  --------------  --------------  -------------
Net increase (decrease) in net assets from Class C
   Share transactions                                      559,794         (94,502)        (64,809)    (1,801,209)
                                                     --------------  --------------  --------------  -------------
Net increase (decrease) in net assets from
           capital share transactions                    3,117,220        3,442,109         363,026       (527,889)
                                                     --------------  --------------  --------------  -------------

TOTAL INCREASE IN NET ASSETS                             1,422,771       4,042,743       5,093,562      1,213,909

NET ASSETS:
   Beginning of period/year                             14,689,385      10,646,642      16,891,760     15,677,851
                                                     -------------  --------------  --------------  -------------
   End of period/year                                 $ 16,112,156    $ 14,689,385    $ 21,985,322   $ 16,891,760
                                                     ==============  ==============  ==============  =============

ACCUMULATED DISTRIBUTIONS IN EXCESS
   OF NET INVESTMENT INCOME                                    $ -             $ -             $ -            $ -
                                                     ==============  ==============  ==============  =============

See accompanying notes which are an integral part of the fianancial statements.


DEAN FAMILY OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS - continued

                                                          Large Cap Value Fund           Small Cap Value Fund
                                                          Year            Year            Year           Year
                                                         ended           ended           ended           ended
                                                       March 31,       March 31,       March 31,       March 31,
                                                          2002            2001            2002           2001
                                                     --------------  --------------  --------------  -------------
CAPITAL SHARE ACTIVITY:
Class A
   Shares sold                                             225,368         437,209         175,191        434,921
   Shares issued in reinvestment of distributions
      to shareholders                                      132,721           9,391           3,712          9,648
   Shares redeemed                                        (133,908)       (167,989)       (153,622)      (375,628)
                                                     --------------  --------------  --------------  -------------

   Net increase (decrease) in shares outstanding           224,181         278,611          25,281         68,941
   Shares outstanding, beginning of period/year          1,190,627         912,016       1,558,939      1,489,998
                                                     --------------  --------------  --------------  -------------
   Shares outstanding, end of period/year                1,414,808       1,190,627       1,584,220      1,558,939
                                                     ==============  ==============  ==============  =============

Class C
   Shares sold                                              60,456          16,067           6,321          3,329
   Shares issued in reinvestment of distributions
      to shareholders                                          538              27               -            538
   Shares redeemed                                         (10,893)        (25,803)        (12,193)      (203,383)
                                                     --------------  --------------  --------------  -------------
   Net increase (decrease) in shares outstanding            50,101          (9,709)         (5,872)      (199,516)
   Shares outstanding, beginning of period/year             38,091          47,800          67,007        266,523
                                                     --------------  --------------  --------------  -------------
   Shares outstanding, end of period/year                   88,192          38,091          61,135         67,007
                                                     ==============  ==============  ==============  =============

See accompanying notes which are integral part of the financial statements.


DEAN FAMILY OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS - continued

                                                             Balanced Fund                International Fund
                                                          Year            Year            Year           Year
                                                         ended           ended           ended           ended
                                                       March 31,       March 31,       March 31,       March 31,
                                                          2002            2001            2002           2001
                                                      --------------  --------------  --------------  -------------

FROM OPERATIONS:
   Net investment income (loss)                          $ 111,967       $ 192,323      $ (101,581)    $ (143,503)
   Net realized gains (losses) from:
      Security transactions                                801,283         403,697      (4,413,034)     1,513,168
      Foreign currency transactions                              -               -         (16,577)      (984,023)
   Net change in net unrealized
      appreciation/depreciation on:
      Investments                                       (1,218,459)        465,383       3,273,571     (8,079,807)
      Foreign currency translation                               -               -           3,512        551,530
                                                     --------------  --------------  --------------  -------------
Net increase (decrease) in net assets from operations     (305,209)      1,061,403      (1,254,109)    (7,142,635)
                                                     --------------  --------------  --------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income, Class A                    (114,711)       (183,326)         (9,770)        (6,970)
   From net investment income, Class C                      (2,019)         (8,933)              -           (714)
   From net realized gains, Class A                       (587,649)       (191,788)              -     (4,156,648)
   From net realized gains, Class C                        (26,571)        (23,707)              -       (411,117)
                                                     --------------  --------------  --------------  -------------
Decrease in net assets from distributions
      to shareholders                                     (730,950)       (407,754)         (9,770)    (4,575,449)
                                                     --------------  --------------  --------------  -------------

FROM CAPITAL SHARE TRANSACTIONS:
Class A
   Proceeds from shares sold                             1,773,551       6,810,393       1,896,955      3,267,552
   Net asset value of shares issued in
      reinvestment of distributions to shareholders        683,876         314,128           9,140      4,090,926
   Payments for shares redeemed                         (1,431,044)     (3,888,347)     (3,307,274)    (1,689,831)
                                                     --------------  --------------  --------------  -------------
Net increase (decrease) in net assets from Class A
   Share transactions                                    1,026,383       3,236,174      (1,401,179)     5,668,647
                                                     --------------  --------------  --------------  -------------

Class C
   Proceeds from shares sold                               842,763          29,822          19,879        253,202
   Net asset value of shares issued in
      reinvestment of distributions to shareholders          5,533          25,940               -        387,173
   Payments for shares redeemed                            (62,730)       (904,350)       (376,362)      (159,000)
                                                     --------------  --------------  --------------  -------------
Net increase (decrease) in net assets from Class C
   Share transactions                                      785,566        (848,588)       (356,483)       481,375
                                                     --------------  --------------  --------------  -------------
Net increase (decrease) in assets from capital
         share transactions                              1,811,949       2,387,586      (1,757,662)     6,150,022
                                                     --------------  --------------  --------------  -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                    775,790       3,041,235      (3,021,541)    (5,568,062)

NET ASSETS:
   Beginning of period/year                             12,938,715       9,897,480      15,940,826     21,508,888
                                                     --------------  --------------  --------------  -------------

   End of period/year                                 $ 13,714,505    $ 12,938,715    $ 12,919,285   $ 15,940,826
                                                     ==============  ==============  ==============  =============


ACCUMULATED DISTRIBUTIONS IN EXCESS
   OF NET INVESTMENT INCOME                                    $ -             $ -             $ -            $ -
                                                     ==============  ==============  ==============  =============

DEAN FAMILY OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS - continued

                                                             Balanced Fund             International Value Fund
                                                          Year            Year            Year           Year
                                                         ended           ended           ended           ended
                                                       March 31,       March 31,       March 31,       March 31,
                                                          2002            2001            2002           2001
                                                     --------------  --------------  --------------  -------------
CAPITAL SHARE ACTIVITY:
Class A
   Shares sold                                             160,409         635,330         194,719        258,205
   Shares issued in reinvestment of distributions
      to shareholders                                       64,957          30,034             946        368,916
   Shares redeemed                                        (133,080)       (372,075)       (347,698)      (134,188)
                                                     --------------  --------------  --------------  -------------
   Net increase (decrease) in shares outstanding            92,286         293,289        (152,033)       492,933
   Shares outstanding, beginning of period/year          1,140,227         846,938       1,467,657        974,724
                                                     --------------  --------------  --------------  -------------
   Shares outstanding, end of period/year                1,232,513       1,140,227       1,315,624      1,467,657
                                                     ==============  ==============  ==============  =============

Class C
   Shares sold                                              83,818           2,911           2,130         14,558
   Shares issued in reinvestment of distributions
      to shareholders                                          555           2,613               -         35,659
   Shares redeemed                                          (5,878)        (87,963)        (43,637)       (12,256)
                                                    --------------  --------------  --------------  -------------
   Net increase (decrease) in shares outstanding            78,495         (82,439)        (41,507)        37,961
   Shares outstanding, beginning of period/year             46,646         129,085         134,264         96,303
                                                     --------------  --------------  --------------  -------------
   Shares outstanding, end of period/year                  125,141          46,646          92,757        134,264
                                                     ==============  ==============  ==============  =============


DEAN FAMILY OF FUNDS
LARGE CAP VALUE FUND - CLASS A
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

                                                                                                                            From (c)
                                                Year Ended (d)      Year Ended         Year Ended       Year Ended       Inception
                                                 March 31,          March 31,          March 31,         March 31,         Through
                                                    2002               2001               2000           1999         March 31, 1998
                                              ----------------   ----------------   ----------------   -----------    --------------

Net asset value, beginning of period                  $ 11.97            $ 11.11            $ 10.65         $ 12.21       $ 10.00
                                              ----------------   ----------------   ----------------   --------------- -------------
Income (loss) from investment operations:
   Net investment income (loss)                         (0.06)              0.02               0.01               0.05       0.03
   Net realized and unrealized gains (losses)
      on investments                                     0.12               0.97               0.46              (1.44)      2.36
                                              ----------------   ----------------   ----------------   ----------------  -----------
Total from investment operations                         0.06               0.99               0.47              (1.39)      2.39
                                              ----------------   ----------------   ----------------   ----------------- -----------

Less distributions:
   From net investment income                               -              (0.13)             (0.01)             (0.05)     (0.03)
   From net realized gains                              (1.28)                 -                  -              (0.12)     (0.15)
                                              ----------------   ----------------   ----------------   ---------------- -----------
Total distributions                                     (1.28)             (0.13)             (0.01)             (0.17)     (0.18)
                                              ----------------   ----------------   ----------------   ---------------- -----------

Net asset value, end of period                        $ 10.75            $ 11.97            $ 11.11            $ 10.65     $ 12.21
                                              ================   ================   ================   ================   ==========

Total Return  (b)                                       0.17%              9.03%              4.38%             (11.48)%     24.11%
                                              ================   ================   ================   ================   ==========

Net assets, end of period                        $ 15,204,763       $ 14,247,739       $ 10,134,912         $ 9,315,112  $ 7,669,807
                                              ================   ================   ================   ================   ==========

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                          1.91%              2.23%              2.11%              2.29%     2.72% (a)
   After fee waivers and/or
      reimbursements by Adviser                         1.85%              1.85%              1.85%              1.85%     1.84% (a)
Ratio of net investment income (loss)
     to average net assets                             (0.52)%             0.19%              0.02%              0.46%     0.30% (a)
Portfolio turnover rate                                  102%               103%                71%                55%       54% (a)

(a) Annualized.
(b) Total returns shown exclude the effect of applicable sales loads and are not annualized.
(c) Represents the period from the initial public offering of shares
(May 28, 1997) through March 31, 1998.
(d) Net investment income (loss) is based on average shares outstanding during the year.

See accompanying notes which are an integral part of the financial statements.

DEAN FAMILY OF FUNDS
LARGE CAP VALUE FUND - CLASS C
FINANCIAL HIGHLIGHTS - continued
Per Share Data for a Share Outstanding Throughout Each Period

                                                                                                                         From (c)
                                              Year Ended (d)     Year Ended      Year Ended         Year Ended          Inception
                                               March 31,         March 31,       March 31,          March 31,            Through
                                                  2002              2001          2000               1999             March 31, 1998
                                            ----------------   ----------------  ----------------   ----------------  --------------

Net asset value, beginning of period                $ 11.59       $ 10.71          $ 10.57            $ 12.16             $ 10.76
                                            ----------------   ----------------  ----------------   ----------------  --------------
Income (loss) from investment operations:
   Net investment income (loss)                       (0.14)        (0.04)           (0.03)             (0.02)              (0.01)
   Net realized and unrealized gains (losses)
      on investments                                   0.12          0.93             0.18              (1.45)               1.56
                                              ----------------  ---------------- ----------------   ----------------  --------------
Total from investment operations                      (0.02)         0.89             0.15              (1.47)               1.55
                                              ----------------  ---------------- ----------------   ----------------   -------------

Less distributions:
   From net investment income                             -         (0.01)             (0.01)                 -                   -
   From net realized gains                            (1.28)            -                  -              (0.12)              (0.15)
                                              ----------------   --------------   ----------------   ----------------   ------------
Total distributions                                   (1.28)        (0.01)             (0.01)             (0.12)              (0.15)
                                              ----------------   ---------------   ----------------   ----------------   -----------

Net asset value, end of period                      $ 10.29       $ 11.59            $ 10.71            $ 10.57             $ 12.16
                                              ================   ===============   ================   ================   ===========

Total Return (b)                                      (0.52)%        8.35%              1.38%             (12.12)%            14.63%
                                              ================   ===============   ================   ================   ===========

Net assets, end of period                         $ 907,393       $ 441,646          $ 511,730          $ 531,871          $ 136,237
                                              ================   ===============   ================   ================   ===========

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                        3.03%           4.37%              4.04%              8.53%         52.73% (a)
   After fee waivers and/or
      reimbursements by Adviser                       2.60%           2.60%              2.60%              2.60%          2.59% (a)
Ratio of net investment income (loss)
     to average net assets                           (1.28)%         (0.56)%            (0.22)%            (0.31)%         (0.55)(a)
Portfolio turnover rate                                102%            103%                71%                55%            54% (a)

(a) Annualized.
(b) Total returns shown exclude the effect of applicable sales loads and are not annualized.
(c) Represents the period from the initial public offering of shares
    (August 19, 1997) through March 31, 1998.
(d) Net investment income (loss) is
    based on average shares outstanding during the year.

See accompanying notes which are an integral part of the financial statements.

DEAN FAMILY OF FUNDS
SMALL CAP VALUE FUND - CLASS A
FINANCIAL HIGHLIGHTS - continued
Per Share Data for a Share Outstanding Throughout Each Period

                                                                                                                    From (c)
                                             Year Ended (d)      Year Ended     Year Ended         Year Ended       Inception
                                              March 31,          March 31,      March 31,          March 31,        Through
                                                2002             2001           2000               1999            March 31, 1998
                                              ----------------   ------------    --------------   ----------------  -------------

Net asset value, beginning of period                  $ 10.40      $ 8.95        $ 9.15            $ 12.84             $ 10.00
                                              ----------------   --------------- ----------------   ---------------   -----------
Income (loss) from investment operations:
   Net investment income (loss)                          0.03        0.08         0.14               0.08                0.03
   Net realized and unrealized gains (losses)
      on investments                                     2.97        1.44        (0.19)             (3.03)               3.30
                                              ----------------  ---------------- ---------------   ----------------   -----------
Total from investment operations                         3.00        1.52        (0.05)             (2.95)               3.33
                                              ----------------   --------------- ---------------   ----------------   -----------

Less distributions:
   From net investment income                           (0.03)      (0.07)        (0.15)             (0.06)             (0.02)
   From net realized gains                                  -           -             -              (0.68)             (0.47)
                                              ----------------  ----------------   ----------------   ----------------   -----------
Total distributions                                     (0.03)      (0.07)        (0.15)             (0.74)             (0.49)
                                              ----------------  ----------------   ----------------   ----------------   -----------

Net asset value, end of period                        $ 13.37     $ 10.40         $ 8.95             $ 9.15             $ 12.84
                                              ================  ================   ================   ================   ===========

Total Return  (b)                                      28.88%       16.94%         (0.53)%           (23.39)%            33.86%
                                              ================  ================   ================   ================   ===========

Net assets, end of period                        $ 21,187,653   $ 16,208,623      $ 13,333,607       $ 15,479,055     $ 19,437,554
                                              ================  ================   ================   ================  ============

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                          1.84%          2.40%              1.92%              1.89%         1.98% (a)
   After fee waivers and/or
      reimbursements by Adviser                         1.84%          1.85%              1.85%              1.85%         1.84% (a)
Ratio of net investment income (loss)
     to average net assets                              0.26%          0.79%              1.49%              0.83%         0.35% (a)
Portfolio turnover rate                                   67%            54%                90%                79%           62% (a)

(a) Annualized.
(b) Total returns shown exclude the effect of applicable sales loads and are not annualized. (c) Represents the period from the initial public offering of shares
(May 28, 1997) through March 31, 1998. (d) Net investment income (loss) is based on average shares outstanding during the year.

See accompanying notes which are an integral part of the financial statements.

DEAN FAMILY OF FUNDS
SMALL CAP VALUE FUND - CLASS C
FINANCIAL HIGHLIGHTS - continued
Per Share Data for a Share Outstanding Throughout Each Period

                                                                                                                          From (c)
                                                Year Ended (d)      Year Ended      Year Ended         Year Ended        Inception
                                                 March 31,          March 31,        March 31,          March 31,         Through
                                                    2002               2001           2000               1999         March 31, 1998
                                              ----------------   ---------------  ---------------   ----------------   -------------

Net asset value, beginning of period                  $ 10.20             $ 8.80      $ 9.05            $ 12.79             $ 10.95
                                              ----------------   ---------------   ----------------   ---------------- -------------
Income (loss) from investment operations:
   Net investment income (loss)                         (0.06)              0.03       (0.01)              0.01               (0.02)
   Net realized and unrealized gains (losses)
      on investments                                     2.91               1.44       (0.09)             (3.03)               2.33
                                              ----------------  ----------------   ----------------   ----------------  ------------
Total from investment operations                         2.85               1.47        (0.10)             (3.02)               2.31
                                              ----------------   ----------------   ----------------   ---------------- ------------

Less distributions:
   From net investment income                               -             (0.07)        (0.15)             (0.04)                 -
   From net realized gains                                  -                 -             -              (0.68)             (0.47)
                                              ----------------    --------------    ---------------   ----------------   -----------
Total distributions                                         -             (0.07)        (0.15)             (0.72)             (0.47)
                                              ----------------   ---------------    ---------------   ----------------   -----------

Net asset value, end of period                        $ 13.05            $ 10.20       $ 8.80             $ 9.05             $ 12.79
                                              ================   ===============    ===============   ================   ===========

Total Return (b)                                       27.94%             16.66%       (1.11)%           (24.00)%            21.63%
                                              ================   ===============    ===============   ================   ===========

Net assets, end of period                           $ 797,669          $ 683,137    $ 2,344,244        $ 2,560,618       $ 1,392,036
                                              ================   ================   ================   ================  ===========

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                          3.69%              3.18%         2.32%              2.70%          6.41% (a)
   After fee waivers and/or
      reimbursements by Adviser                         2.60%              2.31%         2.31%              2.60%          2.59% (a)
Ratio of net investment income (loss)
     to average net assets                              (0.49)%            0.35%        (0.31)%            0.17%           (0.42)(a)
Portfolio turnover rate                                   67%                54%            90%                79%           62% (a)

(a) Annualized.
(b) Total returns shown exclude the effect of applicable sales loads and are not annualized.
(c) Represents the period from the initial public offering of shares
    (August 1, 1997) through March 31, 1998.
(d) Net investment income (loss) is based on average shares outstanding during the year.

See accompanying notes which are an integral part of the financial statements.

DEAN FAMILY OF FUNDS
BALANCED FUND - CLASS A
FINANCIAL HIGHLIGHTS - continued
Per Share Data for a Share Outstanding Throughout Each Period

                                                                                                                        From (c)
                                              Year Ended (d)      Year Ended         Year Ended         Year Ended      Inception
                                               March 31,          March 31,          March 31,          March 31,       Through
                                                 2002               2001               2000               1999         March 31,1998
                                              ----------------   ---------------   ----------------   ----------------  ------------

Net asset value, beginning of period                  $ 10.92          $ 10.16       $ 10.75             $ 11.55         $ 10.00
                                              ----------------   ---------------   ----------------   ----------------  ------------
Income (loss) from investment operations:
   Net investment income (loss)                          0.09             0.20           0.28               0.19            0.17
   Net realized and unrealized gains (losses)
     on investments                                     (0.26)             0.98         (0.66)             (0.56)           1.62
                                              ----------------  ----------------   ----------------   ----------------   -----------
Total from investment operations                        (0.17)            1.18          (0.38)             (0.37)           1.79
                                              ----------------  ----------------   ----------------   ----------------   -----------

Less distributions:
   From net investment income                           (0.10)            (0.19)         (0.21)             (0.19)          (0.16)
   From net realized gains                              (0.50)            (0.23)             -              (0.24)          (0.08)
                                              ----------------  ----------------   ----------------   ----------------   -----------
Total distributions                                     (0.60)            (0.42)         (0.21)             (0.43)          (0.24)
                                              ----------------  ----------------   ----------------   ----------------   -----------

Net asset value, end of period                        $ 10.15            $ 10.92        $ 10.16            $ 10.75        $ 11.55
                                              ================   ===============   ================   ================   ===========

Total Return  (b)                                       (1.75)%           11.93%          (3.52)%            (3.22)%        18.07%
                                              ================   ===============   ================   ================   ===========

Net assets, end of period                        $ 12,509,111       $ 12,453,481     $ 8,606,480       $ 10,391,582      $ 7,262,670
                                              ================   ===============   ================   ================   ===========

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                          2.01%              2.04%              2.13%              2.09%     2.60% (a)
   After fee waivers and/or
      reimbursements by Adviser                         1.85%              1.84%              1.85%              1.85%     1.84% (a)
Ratio of net investment income (loss)
     to average net assets                              0.88%              1.89%              2.63%              1.79%     1.85% (a)
Portfolio turnover rate                                   86%                66%               196%                60%       64% (a)

(a) Annualized.
(b) Total returns shown exclude the effect of applicable sales loads and are not annualized.
(c) Represents the period from the initial public offering of shares
    (May 28, 1997) through March 31, 1998.
(d) Net investment income (loss) is based on average shares outstanding during the year.

See accompanying notes which are an integral part of the financial statements.

DEAN FAMILY OF FUNDS
BALANCED FUND - CLASS C
FINANCIAL HIGHLIGHTS - continued
Per Share Data for a Share Outstanding Throughout Each Period

                                                                                                                         From (c)
                                                Year Ended (d)      Year Ended         Year Ended       Year Ended       Inception
                                                 March 31,          March 31,          March 31,        March 31,         Through
                                                    2002               2001               2000             1999      March 31, 1998
                                              ----------------   ----------------   ----------------   ------------- ---------------

Net asset value, beginning of period                  $ 10.40          $ 10.00            $ 10.73            $ 11.52      $ 10.71
                                              ----------------   ----------------   ----------------   ---------------- ------------
Income (loss) from investment operations:
   Net investment income (loss)                             -             0.12              (0.22)              0.11         0.07
   Net realized and unrealized gains (losses)
      on investments                                    (0.23)            0.95              (0.34)             (0.55)        0.92
                                              ----------------  ----------------   ----------------   ---------------- ------------
Total from investment operations                        (0.23)            1.07              (0.56)             (0.44)        0.99
                                              ----------------   ----------------   ----------------   ---------------- ------------

Less distributions:
   From net investment income                           (0.04)           (0.12)             (0.17)             (0.11)       (0.10)
   From net realized gains                              (0.50)           (0.55)                 -              (0.24)       (0.08)
                                              ----------------  ----------------   ----------------   ---------------- -------------
Total distributions                                     (0.54)           (0.67)             (0.17)             (0.35)       (0.18)
                                              ----------------  ----------------   ----------------   ---------------- -------------

Net asset value, end of period                         $ 9.63           $ 10.40            $ 10.00            $ 10.73      $ 11.52
                                              ================  ================   ================   ================ =============

Total Return (b)                                        (2.38)%          11.03%              (5.24)%            (3.81)%       9.37%
                                              ================  ================   ================   ================  ============
Net assets, end of period                         $ 1,205,394         $ 485,234        $ 1,291,000        $ 1,885,376   $ 1,083,890
                                              ================  ================   ================   ================  ============

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                          4.01%              2.73%              2.74%              3.14%     7.39% (a)
   After fee waivers and/or
      reimbursements by Adviser                         2.60%              2.60%              2.60%              2.60%     2.59% (a)
Ratio of net investment income (loss)
     to average net assets                              0.00%              1.14%              (2.13)%            1.04%     0.99% (a)
Portfolio turnover rate                                   86%                66%               196%                60%       64% (a)

(a) Annualized.
(b) Total returns shown exclude the effect of applicable sales loads and are not annualized.
(c) Represents the period from the initial public offering of shares
    (August 1, 1997) through March 31, 1998.
(d) Net investment income (loss) is
    based on average shares outstanding during the year.

See accompanying notes which are an integral part of the financial statements.

DEAN FAMILY OF FUNDS
INTERNATIONAL VALUE FUND - CLASS A
FINANCIAL HIGHLIGHTS  - continued
Per Share Data for a Share Outstanding Throughout Each Period

                                                                                                                           From (c)
                                                Year Ended (d)      Year Ended    Year Ended         Year Ended          Inception
                                                 March 31,          March 31,     March 31,          March 31,            Through
                                                    2002               2001        2000               1999            March 31, 1998
                                              ----------------   --------------- ----------------   ----------------   -------------

Net asset value, beginning of period                   $ 9.96        $ 20.11            $ 12.41         $ 11.76             $ 10.00
                                              ----------------   ---------------   ----------------   -------------   --------------
Income (loss) from investment operations:
   Net investment income (loss)                         (0.06)         (0.11)             (0.13)          (0.01)              (0.05)
   Net realized and unrealized gains (losses)
      on investments                                    (0.71)         (5.88)              8.50            0.69                1.81
                                              ----------------   ---------------   ----------------   --------------   -------------
Total from investment operations                        (0.77)         (5.99)              8.37            0.68                1.76
                                              ----------------   ---------------   ----------------   --------------   -------------

Less distributions:
   From net investment income                           (0.01)         (0.01)                 -               -                   -
   From net realized gains                                  -          (4.15)             (0.67)          (0.03)                  -
                                              ----------------  ----------------   ----------------   --------------   -------------
Total distributions                                     (0.01)         (4.16)             (0.67)          (0.03)                  -
                                              ----------------   ---------------   ----------------   --------------   -------------

Net asset value, end of period                         $ 9.18          $ 9.96            $ 20.11            $ 12.41         $ 11.76
                                              ================   ===============   ================   ================   ===========

Total Return  (b)                                       (7.77)%        (30.61)%           69.26%              5.82%          17.60%
                                              ================   ===============   ================   ================   ===========

Net assets, end of period                        $ 12,078,887     $ 14,614,461       $ 19,605,996        $ 5,981,899     $ 1,295,896
                                              ================   ===============   ================   ================   ===========

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                          2.73%         2.26%              2.89%              4.25%         16.66% (a)
   After fee waivers and/or
      reimbursements by Adviser                         2.10%         2.06%              2.09%              2.09%          2.04% (a)
Ratio of net investment income (loss)
     to average net assets                              (0.67)%     (0.72)%            (0.82)%            (0.70)%          (1.30)(a)
Portfolio turnover rate                                  121%          146%               157%               100%            109%(a)

(a) Annualized.
(b) Total returns shown exclude the effect of applicable sales loads and are not annualized.
(c) Represents the period from the initial public offering of shares
    (October 13, 1997) through March 31, 1998.
(d) Net investment income (loss) is
    based on average shares outstanding during the year.

See accompanying notes which are an integral part of the financial statements.

DEAN FAMILY OF FUNDS
INTERNATIONAL VALUE FUND - CLASS C
FINANCIAL HIGHLIGHTS - continued
Per Share Data for a Share Outstanding Throughout Each Period

                                                                                                                       From (c)
                                                Year Ended (d)      Year Ended         Year Ended         Year Ended   Inception
                                                 March 31,          March 31,          March 31,          March 31,    Through
                                                    2002               2001               2000               1999      March 31,1998
                                              ----------------   ----------------   ----------------   -------------   -------------

Net asset value, beginning of period                   $ 9.88            $ 19.76            $ 12.28            $ 11.72     $ 9.89
                                              ----------------   ----------------   ----------------   ---------------- ------------
Income (loss) from investment operations:
   Net investment income (loss)                         (0.12)             (0.21)             (0.24)             (0.10)     (0.04)
   Net realized and unrealized gains (losses)
      on investments                                    (0.70)             (5.78)              8.43               0.69       1.87
                                              ----------------  ----------------   ----------------   ----------------   -----------
Total from investment operations                        (0.82)             (5.99)              8.19               0.59       1.83
                                              ----------------   ----------------   ----------------   ----------------   ----------

Less distributions:
   From net investment income                               -              (0.01)                 -                  -          -
   From net realized gains                                  -              (3.88)             (0.71)             (0.03)         -
                                              ----------------  ----------------   ----------------   ----------------   -----------
Total distributions                                         -              (3.89)             (0.71)             (0.03)         -
                                              ----------------   ----------------   ----------------   ----------------   ----------

Net asset value, end of period                         $ 9.06             $ 9.88            $ 19.76            $ 12.28       $ 11.72
                                              ================   ================   ================   ================   ==========

Total Return (b)                                        (8.30)%           (30.90)%           68.54%              5.07%        18.50%
                                              ================   ================   ================   ================   ==========

Net assets, end of period                           $ 840,398        $ 1,326,365        $ 1,902,892        $ 1,453,569      $ 87,249
                                              ================   ================   ================   ================   ==========

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                          4.16%              2.72%              3.53%              5.91%    58.89% (a)
   After fee waivers and/or
      reimbursements by Adviser                         2.85%              2.72%              2.71%              2.84%     2.82% (a)
Ratio of net investment income (loss)
     to average net assets                              (1.30)%            (1.40)%            (1.61)%            (1.23)%   (1.94)(a)
Portfolio turnover rate                                  121%               146%               157%               100%      109% (a)

(a) Annualized.
(b) Total returns shown exclude the effect of applicable sales loads and are not annualized.
(c) Represents the period from the initial public offering of shares
    (November 6, 1997) through March 31, 1998.
(d) Net investment income (loss) is
    based on average shares outstanding during the year.


See accompanying notes which are an integral part of the financial statements.

DEAN FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2002

1. Organization
The Dean Family of Funds (the Trust) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was organized as an Ohio business trust under a Declaration of Trust dated December 18, 1996. The Trust has established four series: the Large Cap Value Fund, the Small Cap Value Fund, the Balanced Fund, and the International Value Fund (the Funds). The Trust was capitalized on March 17, 1997, when the initial shares of each Fund (except for the International Value Fund) were purchased at $10.00 per share. The International Value Fund was capitalized on October 13, 1997.

The Large Cap Value Fund seeks to provide capital appreciation and dividend income over the long-term by investing primarily in the common stocks of large companies.

The Small Cap Value Fund seeks to provide capital appreciation by investing primarily in the common stocks of small companies.

The Balanced Fund seeks to preserve capital while producing a high total return by allocating its assets among equity securities, fixed-income securities and money market instruments.

The International Value Fund seeks to provide long-term capital growth by investing primarily in the common stocks of foreign companies.

The Funds each offer two classes of shares: Class A shares (sold subject to a maximum front-end sales load of 5.54% of net asset value and a distribution fee of up to 0.25% per annum of the average daily net assets allocable to Class A shares) and Class C shares (sold subject to a maximum contingent deferred sales load of 1.00% of net asset value if redeemed within a one-year period from purchase and a distribution fee of up to 1.00% per annum of average daily net assets allocable to Class C shares). Each Class A and Class C share of a Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Class C shares bear the expenses of higher distribution fees, which is expected to cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

2. Significant Accounting Policies
The following is a summary of the Trust's significant accounting policies:

Security valuation - The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time). Securities traded on a stock exchange or quoted by NASDAQ are valued based upon the last reported sale price on the principal exchange where the security is traded, or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and that are not quoted by NASDAQ, are valued at the last sale price or, if the last sale price is not readily available, at the last price as quoted by brokers that make markets in the securities. U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. With respect to the International Value Fund, securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange and the translated U.S. dollar value of foreign securities and forward foreign currency exchange contracts is determined using spot and forward currency exchange rates, respectively, supplied by a quotation service. Securities for which market quotations are not readily available are valued at their fair market value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Share valuation - The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, 2. Significant Accounting Policies - continued by the number of shares of that class outstanding. The maximum offering price of Class A shares of each Fund is equal to the net asset value per share plus a sales load equal to 5.54% of the net asset value (or 5.25% of the offering price). The offering price of Class C shares of each Fund is equal to the net asset value per share.

The redemption price per share of Class A shares and Class C shares of each Fund is equal to net asset value per share. A contingent deferred sales load is imposed upon certain redemptions of Class A shares that were purchased at net asset value if a commission was paid by the Underwriter to a participating unaffiliated dealer at the time of the purchase and the Class A shares are redeemed within one year from the date of purchase. The contingent deferred sales load will equal the commission percentage paid at the time of purchase (up to 1.00%) applied to the lesser of the net asset value of the Class A shares at the time of purchase or the net asset value of the Class A shares at the time of redemption. In addition, Class C shares of each Fund are subject to a contingent deferred sales load of 1.00% of the original purchase price if redeemed within a one-year period from the date of purchase.

Investment income - Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders - The Large Cap Value Fund, the Balanced Fund and the International Value Fund each expects to distribute substantially all of its net investment income, if any, on a quarterly basis. The Small Cap Value Fund expects to distribute substantially all of its net investment income, if any, on an annual basis. Each Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

Allocation between classes - Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of the total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses that are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of the total net assets of the Fund.

Organization expenses - Expenses of the organization have been capitalized and are being amortized on a straight-line basis over five years. In the event any of the initial shares of a Fund are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares of the Fund outstanding at the time of redemption.

Investment transactions - Investment transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. The adoption of the Guide did not have a material impact on the Funds.

Federal income tax - It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.
2. Significant Accounting Policies - continued
In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

As of March 31, 2002, for federal income tax purposes, the Funds have capital loss carryforwards available to offset future capital gains, if any, in the following amounts:
-----------------------------------------------------------------------------
                                      Amount            Expires March 31,
-----------------------------------------------------------------------------
International Value Fund            4,231,852                 2010
-----------------------------------------------------------------------------

The following information is based upon the federal income tax cost of portfolio investments as of March 31, 2002:

                                                     Large Cap          Small Cap           Balanced         International
                                                     Value Fund         Value Fund          Fund             Value Fund

Gross unrealized appreciation.....................   $     942,802      $  3,668,108       $   610,297      $    1,173,576
Gross unrealized depreciation.....................      (1,952,483)       (1,110,746)       (1,342,403)            (786,022)
                                                      -------------     ------------       -----------      ---------------
Net unrealized appreciation (depreciation)........   $ (1,009,681)      $   2,557,362      $  (732,106)     $       387,554
                                                     =============      =============      ============     ===============

Federal income tax cost...........................   $17,218,936        $ 20,107,114       $14,408,374      $  12,698,668
                                                     ============       ============       ===========      =============

3. Distribution to Shareholders

It is the Funds' policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the Code) applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders; therefore, no federal tax provision is required.

The Large Cap Value Fund

On December 11, 2001, a capital gain distribution of $1.28 per share was paid to shareholders on record for the A and C Classes on December 10, 2001.

The tax character of distributions paid during fiscal years 2001 and 2002 was as follows:

---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
                                                     2002                     2001
---------------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                     $ 456,334                $ 117,080
  Long-term capital gain                              1,217,763                        -
                                              -------------------      -------------------
                                                       1,674,097                  117,080
  Return of capital                                    -                        -
                                              -------------------      -------------------
                                                     $ 1,674,097                $ 117,080
                                              ===================      ===================

---------------------------------------------------------------------------------------------
As of March 31, 2002, and March 31, 2001, the components of distributable earnings on a tax basis were as follows:

---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
                                                     2002                     2001
---------------------------------------------------------------------------------------------
Undistributed ordinary income                          $ 629,970                    $ -
Undistributed long-term gain                                   -                  244,683
Unrealized appreciation (depreciation)                (1,009,681)                 763,603
                                              -------------------      -------------------
                                                      $ (379,711)             $ 1,008,286
                                              ===================      ===================

---------------------------------------------------------------------------------------------

3. Distribution to Shareholders - continued

The Small Cap Value Fund

On March 28, 2002, an income distribution of $0.03 per share was paid to shareholders on record for the A Class on March 27, 2002.

The tax character of distributions paid during fiscal years 2001 and 2002 was as follows:
---------------------------------------------------------------------------------------------
                                                     2002                     2001
---------------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                       $ 42,323                $ 107,171
  Long-term capital gain                                  -                        -
                                              -------------------      -------------------
                                                          42,323                  107,171
  Return of capita                                        10,703                        -
                                              -------------------      -------------------
                                                        $ 53,026                $ 107,171
                                              ===================      ===================

---------------------------------------------------------------------------------------------
As of March 31, 2002, and March 31, 2001, the components of distributable earnings on a tax basis were as follows:

---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
                                                     2002                     2001
---------------------------------------------------------------------------------------------
Undistributed ordinary income                                $ -                      $ -
Undistributed long-term gain                              79,025                        -
Capital loss carry over                                        -               (3,255,409)
Unrealized appreciation (depreciation)                 2,557,362                2,116,052
                                              -------------------      -------------------
                                                     $ 2,636,387             $ (1,139,357)
                                              ===================      ===================

---------------------------------------------------------------------------------------------


The Balanced Fund

On June 29, 2001, an income distribution of $0.03 per share was paid to shareholders on record for the A Class on June 28, 2001. On September 28, 2001, an income distribution of $0.03 and $0.01 per share was paid to shareholders on record for the A and C Classes on September 27, 2001, respectively. On December 11, 2001, a capital gain distribution of $0.36 per share was paid to shareholders on record for the A and C Classes on December 10, 2001. On December 11, 2001, an income distribution of $0.14 per share was paid to shareholders on record for the A and C Classes December 10, 2001. On December 31, 2001, an income distribution of $0.03 per share was paid to shareholders on record for the A and C Classes on December 28, 2001. On March 28, 2002, an income distribution of $0.01 per share was paid to shareholders on record for the A Class on March 27, 2002.

The tax character of distributions paid during fiscal years 2001 and 2002 was as follows:

---------------------------------------------------------------------------------------------
                                                     2002                     2001
---------------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                     $ 287,230                $ 192,259
  Long-term capital gain                                438,957                  215,495
                                              -------------------      -------------------
                                                         726,187                  407,754
  Return of capital                                        4,763                        -
                                              -------------------      -------------------
                                                       $ 730,950                $ 407,754
                                              ===================      ===================

---------------------------------------------------------------------------------------------
As of March 31, 2002, and March 31, 2001, the components of distributable earnings on a tax basis were as follows:

---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
                                                     2002                     2001
---------------------------------------------------------------------------------------------
Undistributed ordinary income                          $ 353,398                  $ 2,668
Undistributed long-term gain                                   -                        -
Capital loss carry over                                        -                  (29,807)
Unrealized appreciation (depreciation)                  (732,106)                 486,353
                                              -------------------      -------------------
                                                      $ (378,708)               $ 459,214
                                              ===================      ===================

---------------------------------------------------------------------------------------------

 3. Distribution to Shareholders - continued

The International Value Fund

On June 29, 2001, an income distribution of $0.01 per share was paid to shareholders on record for the A Class on June 28, 2001.

The tax character of distributions paid during fiscal years 2001 and 2002 was as follows:
---------------------------------------------------------------------------------------------
                                                     2002                     2001
---------------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                            $ -              $ 3,441,902
  Long-term capital gain                                       -                1,133,547
                                              -------------------      -------------------
                                                               -                4,575,449
  Return of capital                                9,770                        -
                                              -------------------      -------------------
                                                         $ 9,770              $ 4,575,449
                                              ===================      ===================

---------------------------------------------------------------------------------------------
As of March 31, 2002, and March 31, 2001, the components of distributable earnings on a tax basis were as follows:

---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
                                                     2002                     2001
---------------------------------------------------------------------------------------------
Undistributed ordinary income                                $ -                      $ -
Undistributed long-term gain.                                  -                        -
Capital loss carry over                               (4,231,852)                       -
Unrealized appreciation (depreciation)                   444,506               (2,832,577)
                                              -------------------      -------------------
                                              -------------------      -------------------
                                                    $ (3,787,346)            $ (2,832,577)
                                              ===================      ===================

---------------------------------------------------------------------------------------------

The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts and on investments in passive foreign investment companies.

4. Investment Transactions
Investment transactions, other than short-term investments, were as follows for the year ended March 31, 2002:

                                                       Large Cap          Small Cap          Balanced        International
                                                       Value Fund         Value Fund         Fund            Value Fund

Purchases of portfolio securities..................    $17,023,696        $   11,910,076     $11,827,030      $  16,683,366
                                                       ===========        ==============     ===========      =============
Proceeds from sales and maturities of portfolio
securities                                             $ 15,222,723       $   11,783,562   $  10,533,192      $  17,267,849
                                                       ============       ==============   =============      =============

5. Commitments and Transactions with Affiliates Certain trustees and officers of the Trust are also officers or employees of C.H. Dean & Associates, Inc. (the Adviser) or of Unified Fund Services, Inc. (UFS), the administrative services agent, transfer and shareholder servicing agent, and accounting services agent for the Trust.

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser pursuant to the terms of an advisory agreement. In accordance with the advisory agreement, the Adviser is entitled to an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Large Cap Value Fund, the Small Cap Value Fund and the Balanced Fund and 1.25% of the average daily net assets of the International Value Fund.

Newton Capital Management Ltd. (Newton Capital) has been retained by the Adviser to manage the investments of the International Value Fund. The Adviser (not the Fund) pays Newton Capital a fee for its services equal to the annual rate of 0.50% of the Fund's average daily net assets.

Pursuant to a written contract between the Adviser and the Trust, the Advisor waived a portion of its advisory fees for each Fund during the Year ended March 31, 2002. In addition, the Adviser reimbursed each Fund for the Trustees fees for the year ended March 31, 2002. The Adviser waived and reimbursed $10,674 of fees for the Large Cap Value Fund, $7,676 of fees for the Small Cap Value Fund, $27,303 of fees for the Balanced Fund, and $94,177 of fees for the International Value Fund during the year ended March 31,2002. For the year ended March 31, 2002, the Adviser paid, on behalf of the Trust, the Trustees fees as set forth in the Statement of Additional Information.

ADMINISTRATION AGREEMENT
Under the terms of a Mutual Fund Services Agreement, UFS serves as administrative services agent for the Trust. UFS supplies non-investment related administrative and compliance services for the Funds. UFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, UFS receives a monthly fee from each Fund at an annual rate of 0.09% on its average daily net assets up to $100 million, 0.06% on the next $150 million of such net assets, and 0.05% on such net assets in excess of $250 million, subject to a $15,000 minimum annual fee for each Fund. In addition each Fund pays additional expenses including, but not limited to, fees for federal and state securities registration. UFS has voluntarily agreed to waive a portion of its fees for each Fund. For the year ended March 31, 2002, UFS waived fees of $942 for the Large Cap Fund, $2,445 for the Balanced Fund and $1,798 for the International Value Fund. There is no assurance that such waivers will continue in the future.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGREEMENT
Under the terms of the Mutual Fund Services Agreement, UFS serves as transfer and shareholder servicing agent for the Trust. UFS maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder servicing functions. For these services, UFS receives a monthly fee based on the number of shareholder accounts in each class of each Fund, subject to a $1,000 minimum monthly fee for each Fund. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Mutual Fund Services Agreement, UFS serves as accounting services agent for the Trust. UFS calculates the daily net asset value per share and maintains the financial books and records of the Funds. For these services, UFS receives a monthly fee from each Fund at a rate of 0.05% of its average daily net assets up to $100 million, 0.04% of the next $150 million of such net assets, and 0.03% of such net assets in excess of $250 million, subject to $26,000 minimum annual fees for each Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by UFS in obtaining valuations of such Fund's portfolio securities.

5. Commitments and Transactions with Affiliates - continued
UNDERWRITING AGREEMENT
2480 Securities LLC (the Underwriter), an affiliate of the Adviser, serves as principal underwriter for the Funds and, as such, is the exclusive agent for the distribution of shares of the Funds. Under the terms of the Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned $2,987, $373, $3,729 and $25 from underwriting and broker commissions on the sale of shares of the Large Cap Value Fund, the Small Cap Value Fund, the Balanced Fund, and the International Value Fund, respectively, during the year ended March 31, 2002.

PLANS OF DISTRIBUTION
The Trust has a Plan of Distribution (Class A Plan) under which Class A shares may directly incur or reimburse the Underwriter for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class A Plan is 0.25% of each Fund's average daily net assets attributable to such shares. For the year ended March 31, 2002, Class A shares of each Fund did not incur any distribution expenses.

The Trust also has a Plan of Distribution (Class C Plan), which provides for two categories of payments. First, the Class C Plan provides for the payment to the Underwriter of an account maintenance fee up to 0.25% per year of each Fund's average daily net assets attributable to Class C shares. In addition, the Class C shares may directly incur or reimburse the Underwriter in an amount not to exceed 0.75% per year of each Fund's average daily net assets attributable to Class C shares for certain distribution-related expenses incurred in the distribution and promotion of the Fund's Class C shares. For the year ended March 31, 2002, Class C shares of each Fund did not incur any distribution expenses.

6. Foreign Currency Translation
With respect to the International Value Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.
B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Reported net realized foreign exchange gains or losses arise from 1) sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions, and 3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent to the amounts actually received or paid. Reported net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments, resulting from changes in exchange rates.

7. Risk Associated with Foreign Securities
Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the International Value Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.


8. Forward Foreign Currency Exchange Contracts
The International Value Fund may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions (a cross-hedge occurs when forward foreign currency contracts are executed for a currency that has a high correlation with the currency that is being hedged). The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchanges rates at the dates of entry into the contracts and the forward foreign exchange rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains or losses are included in the Fund's Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts may involve market or credit risk in excess of the amounts reflected on the Fund's statement of assets and liabilities.

As of March 31, 2002, the International Value Fund had forward foreign currency exchange contracts outstanding as follows:

-------------------------------------------------------------------------------
                                                            Net Appreciation
  Settlement                                                 (Depreciation)
     Date           To Deliver           To Receive         in U.S. Dollars
-------------------------------------------------------------------------------

4/02/02                      (2,984) CHF      1,774   USD                  $ -
4/02/02                     (31,532) USD     22,151   GBP                   13
6/14/02                    (401,249) EUR 45,602,000   JPY               (9,678)
6/14/02                    (366,124) EUR 42,485,000   JPY               (2,177)
6/14/02                     (60,113) EUR  6,910,000   JPY                 (349)
6/14/02                    (382,682) EUR    236,000   GBP                1,983
6/14/02                    (147,000) GBP    236,601   EUR               (3,653)
6/14/02                     (89,000) GBP    140,778   EUR               (4,983)
6/14/02                (118,466,000) JPY  1,071,121   EUR               54,391
6/14/02                 (26,910,000) JPY    245,574   EUR               15,703
8/15/02                     (13,228) GBP    144,000   HKD                 (572)
8/15/02                     (44,600) GBP    491,000   HKD               (1,111)
8/15/02                    (635,000) HKD     56,981   GBP                  614
8/15/02                    (459,000) SGD    176,708   GBP                6,796
                                                          ---------------------
Total appreciation on contracts                                       $ 56,977
                                                          =====================


CHF - Swiss Franc
GBP - British Pound Sterling
EUR - Euro Dollar
HKD - Hong Kong Dollar
JPY - Japanese Yen
SGD - Singapore Dollar
USD - U.S. Dollar

9. Management of The Funds (Unaudited)
Listed in the charts below is basic information regarding the Trustees and officers of the Trust. The Trust's Statement of Additional Information includes more information about the Trustees. To request a free copy, call 888-899-8343.

--------------------- ------- ------------- ------------------ ---------------------------- ---------------- ----------------
Name and Address      Age     Position(s)   Term of Office     Principal Occupation(s)      Number of        Other
                              Held with     and Length of      During Past Five Years       Portfolios in    Directorships
                              Trust         Time Served                                     Fund Complex     Held by Trustee
                                                                                            Overseen by
                                                                                            Trustee
--------------------- ------- ------------- ------------------ ---------------------------- ---------------- ----------------
--------------------- ------- ------------- ------------------ ---------------------------- ---------------- ----------------
Independent Trustees
--------------------- ------- ------------- ------------------ ---------------------------- ---------------- ----------------
--------------------- ------- ------------- ------------------ ---------------------------- ---------------- ----------------
Sam B. Gould          59      Trustee       Indefinite;        Dean of the University       4                None
58                                          Since 1998         of Dayton School of
Trustee                                                        Business Administration
6000(1)  57
Trustee
4000(1)
--------------------- ------- ------------- ------------------ ---------------------------- ---------------- ----------------
--------------------- ------- ------------- ------------------ ---------------------------- ---------------- ----------------
Frank J. Perez        58      Trustee       Indefinite;        President and Chief          4                None
                         Since 1997 Executive Officer of
                                                               Kettering Medical Center
                                                               Network
--------------------- ------- ------------- ------------------ ---------------------------- ---------------- ----------------
--------------------- ------- ------------- ------------------ ---------------------------- ---------------- ----------------
David H. Ponitz       71      Trustee       Indefinite;        President of Sinclair        4                Dayton
                                            Since 1997         Community College                             Division
                                                                                                             Advisory Board
                                                                                                             - Unizan Bank
--------------------- ------- ------------- ------------------ ---------------------------- ---------------- ----------------
--------------------- ------- ------------- ------------------ ---------------------------- ---------------- ----------------
Gilbert P.            65      Trustee       Indefinite;        Director of S.C.O., Inc.     4                Tarantella,
Williamson                                  Since 1997         (a software company),                         Inc., a
                                                               Retix, Inc. (a                                software
                                                               communications company),                      company
                                                               Roberds, Inc. (a retail
                                                               company) and Citizens
                                                               Federal Bank
--------------------- ------- ------------- ------------------ ---------------------------- ---------------- ----------------
--------------------- ------- ------------- ------------------ ---------------------------- ---------------- ----------------
Officers
--------------------- ------- ------------- ------------------ ---------------------------- ---------------- ----------------
--------------------- ------- ------------- ------------------ ---------------------------- ---------------- ----------------
Stephen M. Miller     47      President     One Year; Since    President and Chief          N/A              N/A
46                                          2000               Operating Officer of C.H.
President                                                      Dean & Associates, Inc.,
      0                                                        and President of 2480
                                                               Securities LLC. Mr. Miller
                                                               joined C.H. Dean &
                                                               Associates, Inc. in 1992
                                                               and has held various
                                                               positions with C.H. Dean &
                                                               Associates, Inc. and 2480
                                                               Securities LLC.
--------------------- ------- ------------- ------------------ ---------------------------- ---------------- ----------------
--------------------- ------- ------------- ------------------ ---------------------------- ---------------- ----------------
Martin W. Flesher     39      Vice-PresidentIndefinite;        Vice President, Director     N/A              N/A
                                            Since 2001         of Sales and Marketing of
                                                               C.H. Dean & Associates,
                                                               Inc.  Mr. Flesher joined
                                                               C.H. Dean & Associates,
                                                               Inc. in 1999 as Regional
                                                               Manager of Institutional
                                                               Markets.  Prior to joining
                                                               C.H. Dean & Associates,
                                                               Inc., he was a Financial
                                                               Consultant at Merrill
                                                               Lynch in Dayton.
--------------------- ------- ------------- ------------------ ---------------------------- ---------------- ----------------
--------------------- ------- ------------- ------------------ ---------------------------- ---------------- ----------------
Debra E. Rindler      37      Secretary/    One Year; Since    Vice President, Chief        N/A              N/A
                              Treasurer     2001               Financial Officer and
                                                               Director of Finance and
                                                               Administration of C.H.
                                                               Dean & Associates, Inc.
                                                               Ms. Rindler joined C.H.
                                                               Dean & Associates, Inc. in
                                                               1993 and has held various
                                                               positions with C.H. Dean &
                                                               Associates, Inc.
--------------------- ------- ------------- ------------------ ---------------------------- ---------------- ----------------
--------------------- ------- ------------- ------------------ ---------------------------- ---------------- ----------------
Carol J. Highsmith    37      Assistant     Indefinite;        Assistant Vice President     N/A              N/A
                              Secretary     Since 2001         of Unified Fund Services,
                                                               Inc.;Vice
                                                               President of
                                                               Lindbergh Funds,
                                                               and Secretary of
                                                               The Unified Funds
                                                               (all of which are
                                                               registered
                                                               investment
                                                               companies)
--------------------- ------- ------------- ------------------ ---------------------------- ---------------- ----------------

                         Report of Independent Auditors



To the Board of Trustees and Shareholders
Dean Family of Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Dean Family of Funds (comprised of the Large Cap Value Fund, Small Cap Value Fund, Balanced Fund, and International Value
Fund) (the Funds) as of March 31, 2002, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising Dean Family of Funds as of March 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


Cincinnati, Ohio
May 20, 2002